UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒            Filed by a party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
FormFactor, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Fellow Stockholders,
It is my pleasure to invite you to attend the 2024 Annual Meeting of Stockholders of FormFactor, Inc. on Friday May 17, 2024, at 3:00 p.m., Pacific Daylight Time. Our Annual Meeting will again be conducted online via a live webcast, as we have found a virtual meeting provides greater accessibility and inclusivity for all stockholders; and you will be able to attend the Annual Meeting and vote online during the meeting by visiting www.virtualshareholdermeeting.com/FORM2024.
We encourage you to read this Proxy Statement, as it contains important information for voting your shares and explains how our Board of Directors oversaw your investment during the past year. It also provides information about our engaged and effective Board of Directors, corporate governance and executive compensation practices, commitment to sustainability and corporate responsibility, and regular dialogue with and responsiveness to our stockholders.
Financial Performance and Business Strategy. FormFactor is a global semiconductor test and measurement market leader, with a breadth of market opportunities serving applications from the Lab to the Fab. Our diversification strategy sets us apart from our direct competitors, and our unique Probe Cards Segment portfolio, together with our Systems Segment products, enables us to compete for business across diverse demand pools at all major semiconductor manufacturers.
Despite the current cyclical industry trough, the broad spread of our business produced relatively stable aggregate demand across our combined served markets and generated consistent top-line results during each of the quarters of 2023. Customer investment in growing areas driven by generative AI, like high-bandwidth memory and co-packaged silicon photonics, is helping offset the impact of areas that are presently at cyclically low levels, like mobile handsets, PCs, and automotive.
This stability, in turn, enabled FormFactor to continue investing in R&D for new-product innovation and competitive differentiation, especially in our product roadmap for advanced packaging applications. This will, we believe, produce market-share gains, above-industry revenue and profit growth when the industry returns to growth.
Connecting with Stockholders. In 2023, we attended more than two-dozen virtual and in-person conferences. We believe active stockholder engagement contributes to the accountability of our Board of Directors and management.
Sustainability and Corporate Responsibility. Guided by our Board of Directors, we made progress integrating our ESG objectives into our human resources, sourcing, manufacturing, and other key functions, as detailed in the “Corporate Citizenship” and “Diversity and Inclusion” portions of our website.
Human Capital. We are focused on maintaining a highly qualified and engaged workforce and providing opportunities for growth and advancement, while building a strong culture that supports our diversity and inclusion initiatives. Our goal is to create a work environment that is solidly aligned with the interests of our stockholders where everyone feels welcome, valued, and supported to contribute to their highest potential.
Maintaining a Highly Qualified and Diverse Board. We believe our Board of Directors is well-functioning and highly engaged. It has long recognized the importance of diverse perspectives, industry knowledge, thought leadership, and functional experience in overseeing the company’s governance, operations, leadership, structure, and strategy. In 2024, we made another significant advance forward by successfully recruiting a new director, Kevin Brewer, whose financial and operational expertise, and industry insights will contribute a wide breadth of value to our Board of Directors. In addition, our classified board structure has been phased out and each director now stands for election on an annual basis.
Your vote is important. The agenda for our Annual Meeting of Stockholders is described in detail in the attached Notice of 2024 Annual Meeting of Stockholders and in the attached Proxy Statement. I strongly encourage you to attend the virtual meeting and participate. Whether or not you are able to attend the Annual Meeting, we urge you to vote your shares at your earliest convenience. Thank you for your continued support and your participation in this year’s Annual Meeting of Stockholders.
Sincerely,

Michael D. Slessor
President and Chief Executive Officer

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

When:	May 17, 2024 at 3:00 p.m., Pacific Daylight Time
Where:
The Annual Meeting will be a virtual meeting of stockholders, which will be conducted online via live webcast. Stockholders of record will be able to attend the Annual Meeting, submit questions, view the stockholder list, and vote online during the meeting by visiting www.virtualshareholdermeeting.com/FORM2024 and using the 16-digit control number included on their proxy card or Notice of Internet Availability. Beneficial owners should review the Proxy Statement as well as their voting instruction form or Notice of Internet Availability of Proxy Materials for how to vote in advance of and participate in the Annual Meeting. We believe a virtual meeting provides the greatest opportunity for stockholder attendance and engagement.

Items of Business:	1.	Election of the eight directors named in the Proxy Statement;
	2.	Advisory approval of the company’s executive compensation;
	3.	Ratification of the selection of KPMG LLP as FormFactor, Inc.’s independent registered public accounting firm for fiscal year 2024; and
	4.	Action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Who Can Vote:	Holders of FormFactor, Inc. Common Stock at the close of business on March 18, 2024. Your vote is important.
Record Date:
The record date for determining those stockholders of our company who will be entitled to notice of, and to vote at, the Annual Meeting, and at any adjournment or postponement thereof, is March 18, 2024.

Whether or not you are able to attend the Annual Meeting online, we urge you to vote your shares through the Internet in accordance with the instructions in the Notice of Internet Availability of Proxy Materials that you received in the mail, or by signing, dating and returning a proxy card or voting instruction form at your earliest convenience.
In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the meeting, the chair of the meeting will convene the meeting at 3:30 p.m. Pacific Daylight Time on the date specified above and at the company’s principal business address solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investor Relations page of the company’s website at investors.formfactor.com.
By order of the Board of Directors,

Vandana Chand
Assistant Secretary

INTERNET AVAILABILITY

We are taking advantage of the Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish proxy materials to their stockholders through the Internet. This Proxy Statement and our 2023 Annual Report on Form 10-K are available at http://proxyvote.com. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. On or about April 1, 2024, we mailed to stockholders as of the record date a Notice of Internet Availability of Proxy Materials (the “Notice”). If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. Instead, the Notice instructs you on how to access and review all the important information contained in this Proxy Statement and in our 2023 Annual Report on Form 10-K (which we posted on the Internet on the same date), as well as how to submit your proxy over the Internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you may request a printed copy of the proxy materials by following the instructions on the Notice. We will also provide, without charge, a copy of the 2023 Annual Report on Form 10-K, including the financial statements and the financial statement schedules, to any stockholder who submits a written request to us at our principal executive offices at FormFactor, Inc., Attn: Corporate Secretary, 7005 Southfront Road, Livermore, CA 94551.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain statements contained in this Proxy Statement and accompanying materials constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are forward-looking statements. These forward-looking statements include statements concerning, among other things, the company’s expectations or objectives regarding future financial and operational results, including the effect of those results on the compensation discussed in this Proxy Statement, the company’s successful development and execution of strategic and operational plans and growth objectives, and the company’s achievement and execution of its corporate social responsibility objectives and standards, and other statements regarding the company’s business. Forward-looking statements also include statements regarding the company’s management, compensation or governance practices or policies that may indicate an intent or expectation to continue such practices in the future. Where forward-looking statements are expressions of an intent or expectation to continue any management or governance practices, such continuation is subject to future change or cessation except as may be otherwise required by applicable law. In some cases, you can identify these statements by our use of forward-looking words, such as “may,” “might,” “will,” “could,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “intend,” and “continue,” the negative or plural of these words and other comparable terminology. The forward-looking statements included in this Proxy Statement and accompanying materials are based on information available to us as of the date hereof and our current expectations about future events, which are inherently subject to change and involve known and unknown risks and uncertainties. Statements regarding our corporate social responsibility efforts may also be based on standards for measuring progress that are still developing, internal controls that are evolving, and on assumptions that are subject to change in the future; in the context of this disclosure, they also may not be considered material for SEC reporting purposes. These statements are also aspirational and are not guarantees or indicators of future actions, targets, or results. You should not place undue reliance on these forward-looking statements. We have no obligation to update any of these statements, and we assume no obligation to do so. Actual events or results may differ materially from those expressed or implied by these statements due to various factors, including but not limited to the matters discussed in the section entitled “Item 1A: Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 30, 2023.

2024 Proxy Statement	i

The information in the Report of the Audit Committee and the Compensation Committee Report contained in this Proxy Statement shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically and expressly incorporate this information by reference into such filings. In addition, this information shall not otherwise be deemed to be “soliciting material” or to be filed under those Acts.
Please note that information on FormFactor’s website is provided for convenience only and is not incorporated by reference into this Proxy Statement.
ii	2024 Proxy Statement

ABOUT FORMFACTOR
FormFactor, Inc., headquartered in Livermore, California, is a leading provider of essential test and measurement technologies along the full semiconductor product lifecycle – from characterization, modeling, reliability, and design de-bug, to qualification and production test. We provide a broad range of high-performance probe cards, analytical probes, probe stations, thermal systems, and cryogenic systems to both semiconductor companies and scientific institutions. Our products provide electrical information from a variety of semiconductor and electro-optical devices and integrated circuits from early research, through development to high-volume production. Customers use our products and services to accelerate profitability by optimizing device performance, reducing scrap, and improving yields.
SUMMARY OF PROPOSALS
Below is a summary of the matters to be voted upon at our 2024 Annual Meeting of Stockholders. For more information about these items, please review FormFactor’s complete Proxy Statement and its Annual Report on Form 10-K for the year ended December 30, 2023.
PROPOSAL	DESCRIPTION	BOARD RECOMMENDATION
Proposal No. 1: Election of Directors (page 8)	We are asking our stockholders to elect eight directors. We recommend that you review “Proposal No. 1 – Election of Directors” in this Proxy Statement for additional details.	✔ FOR each nominee
Proposal No. 2: Advisory approval of the company’s executive compensation (page 29)
We are asking our stockholders to cast a non-binding advisory vote regarding the compensation of our named executive officers. We recommend that you review the “Compensation Discussion and Analysis” section in this Proxy Statement for additional details on FormFactor’s executive compensation.
✔ FOR
Proposal No. 3: Ratification of the selection of KPMG LLP as the company’s independent registered public accounting firm for fiscal year 2024 (page 55)	We are asking our stockholders to ratify our Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm.	✔ FOR
2024 Proxy Statement	1

PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
QUESTIONS AND ANSWERS REGARDING PROXY MATERIALS
Q:	Why am I receiving FormFactor’s proxy materials?
A:
Our Board of Directors has made FormFactor’s proxy materials available to you on the Internet on or about April 1, 2024 or, upon your request, has delivered a printed set of the proxy materials to you by mail in connection with the solicitation of proxies by our Board for our 2024 Annual Meeting of Stockholders. FormFactor’s proxy materials are available on the Internet at http://proxyvote.com. We will hold the Annual Meeting on Friday, May 17, 2024, at 3:00 p.m., Pacific Daylight Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted online via live webcast.

We believe a virtual meeting provides the greatest opportunity for stockholder attendance and engagement.
Q:	What is included in the proxy materials?
A:
The proxy materials include our company’s Notice of 2024 Annual Meeting of Stockholders, Proxy Statement and the 2023 Annual Report on Form 10-K, which includes our audited consolidated financial statements. If you requested a printed set of the proxy materials by mail, the proxy materials also included a proxy card for the Annual Meeting.

Q:	Why did I receive a notice in the mail regarding the Internet availability of the proxy materials?
A:
We mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners of our common stock on or about April 1, 2024 to notify you that you can access the proxy materials over the Internet. Instructions for accessing the proxy materials through the Internet are set forth in the Notice. As we did last year for our 2023 Annual Meeting of Stockholders, we sent the Notice instead of mailing a printed set of the proxy materials in accordance with the “Notice and Access” rules adopted by the SEC. If you wish to receive a printed set of the proxy materials, please follow the instructions set forth on the Notice.

Q:	How can I get electronic access to the proxy materials?
A:
The Notice contains instructions on how to review our company’s proxy materials on the Internet and instruct us to send future proxy materials to you by e-mail. Your election to receive future proxy materials by e-mail will remain in effect until you terminate it in writing.

Q:	What is “householding” and how does it affect me?
A:
The proxy rules of the SEC permit companies and intermediaries, such as brokers and banks, to satisfy proxy statement delivery requirements for two or more stockholders sharing an address by delivering one proxy statement to those stockholders. This procedure, known as “householding,” reduces the amount of duplicate information that stockholders receive and lowers our printing and mailing costs.

Only one Notice and set of proxy materials may have been delivered to your address if multiple stockholders share that address unless we have received contrary instructions from you. Stockholders who wish to opt out of this procedure and receive separate copies of the Notice and proxy materials in the future, or stockholders who are receiving multiple copies and would like to receive only one copy, should contact their bank, broker or other nominee or us at the address, e-mail address or phone number below.
2	2024 Proxy Statement

We will promptly send a separate copy of the Notice for the 2024 Annual Meeting if you send your request by mail to our Corporate Secretary at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, by e-mail at corporatesecretary@formfactor.com or by phone at (925) 290-4000.
QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING
Q:	Where will the Annual Meeting be held?
A:
We will hold the Annual Meeting entirely online via live webcast on Friday, May 17, 2024, at 3:00 p.m., Pacific Daylight Time. You will not be able to physically attend the Annual Meeting. The webcast will begin promptly at 3:00 p.m. You are encouraged to access the Annual Meeting early and provide sufficient time for online check-in, which will begin 15 minutes before the Annual Meeting commences. Technical assistance will be available to assist with any difficulties encountered while accessing the Annual Meeting beginning 30 minutes prior to the meeting through the end of the meeting.

A replay of the Annual Meeting will be made available on our Investor Relations page of our website until the next Annual Meeting.
Stockholders may submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/FORM2024. The company will try to answer as many questions as possible during the time scheduled. Additional information regarding the question-and-answer process, including the types and number of questions permitted, the time allotted for the question-and-answer session, and how questions will be addressed and disclosed, will be available in the Annual Meeting rules of conduct, which will be posted at the virtual Annual Meeting website during the Annual Meeting.
Q:	What specific proposals will be considered and acted upon at FormFactor’s 2024 Annual Meeting?
A:	The specific proposals to be considered and acted upon at the Annual Meeting are:
Proposal No. 1 — Election of eight directors, each to serve on our Board for a term of one year. The director nominees are Kevin Brewer, Rebeca Obregon-Jimenez, Sheri Rhodes, Michael D. Slessor, Thomas St. Dennis, Kelley Steven-Waiss, Jorge Titinger, and Brian White;
Proposal No. 2 — Advisory approval of the company’s executive compensation; and
Proposal No. 3 — Ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2024.
We will also consider any other matters that are properly presented for a vote at the Annual Meeting. As of April 1, 2024, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy card or voting instruction form will vote the shares they represent using their best judgment.
Q:	What do I need to do to attend the Annual Meeting?
A:
Stockholders of record as of the close of business on March 18, 2024 will be able to attend the Annual Meeting, submit questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/FORM2024 and using the 16-digit control number provided on their Notice or proxy card and following the instructions on the website. If your shares are held in street name and your voting instruction form or Notice indicates that you may vote those shares through the http://proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.

2024 Proxy Statement	3

QUESTIONS AND ANSWERS REGARDING VOTING AND ANY PROXY SOLICITATION
Q:	Who can vote at the Annual Meeting?
A:
Only stockholders of record of our common stock at the close of business on March 18, 2024, which is the record date, are entitled to notice of, and to vote at, the Annual Meeting. If you own shares of FormFactor common stock as of the record date, then you can vote at the Annual Meeting. At the close of business on the record date, we had 77,418,218 shares of our common stock outstanding and entitled to vote, which were held by 113 stockholders of record.

Q:	How many votes am I entitled per share of common stock?
A:	Holders of our common stock are entitled to one vote for each share held as of the record date.
Q:	What is the difference between holding FormFactor shares as a stockholder of record and a beneficial owner?
A:
Most of our stockholders hold their shares of our common stock as a beneficial owner through a broker, bank or other nominee in “street name” rather than directly in their own name. As summarized below, there are some important distinctions between shares held of record and those owned beneficially in “street name.”

Stockholder of Record: If your shares of our common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and we delivered the Notice or proxy card directly to you. As the stockholder of record, you have the right to vote your shares online or by proxy at the Annual Meeting.
Beneficial Owner: If your shares of our common stock are held in an account with a broker, bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the broker, bank or other nominee holding your shares on your behalf delivered the Notice or a voting instruction form to you. The nominee holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares being held by them.
Q:	If I am a stockholder of record of FormFactor shares, how do I vote?
A:
Voting by Internet Before the Annual Meeting. You can vote through the Internet before the Annual Meeting by following the instructions provided in the Notice that you received. Go to http://proxyvote.com, follow the instructions on the screen to log in, make your selections as instructed and vote.

Voting by Mail Before the Annual Meeting. You can vote by mail before the Annual Meeting by requesting a printed set of the proxy materials, which will contain a proxy card, and then completing, dating, signing and returning the proxy card in the postage-paid envelope (to which no postage need be affixed if mailed in the United States) accompanying the proxy card.
Voting at the Annual Meeting. If you plan to attend and vote online at the Annual Meeting, you may vote by following the instructions provided on the proxy card or Notice to log in to www.virtualshareholdermeeting.com/FORM2024. Even if you plan to attend the Annual Meeting online, we encourage you also to vote by Internet or mail as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
Q:	If I am a beneficial owner of shares held in “street name,” how do I vote?
A:
Voting by Internet Before the Annual Meeting. You can vote over the Internet before the Annual Meeting by following the voting instruction form or Notice provided to you by your broker, bank or other nominee.

4	2024 Proxy Statement

Voting by Mail Before the Annual Meeting. You can vote by mail by requesting a printed set of the proxy materials, which will contain a voting instruction form, and by completing, dating, signing and returning the voting instruction form in the postage-paid envelope (to which no postage need be affixed if mailed in the United States) accompanying the voting instruction form.
Voting at the Annual Meeting. If you plan to attend and vote online at the Annual Meeting, and your voting instruction form or Notice indicates that you may vote those shares through the http://proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, contact your broker, bank or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also vote by Internet or mail as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
Q:	What if I submit a proxy but I do not give specific voting instructions?
A:
Stockholder of Record: If you are a stockholder of record of shares of our common stock, and if you indicate when voting through the Internet that you wish to vote as recommended by our Board of Directors, or if you sign and return a proxy without giving specific voting instructions, then the proxy holders designated by our Board, who are officers of our company, will vote your shares FOR the eight nominees for director; FOR the advisory approval of the company’s executive compensation; and FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2024, all as recommended by our Board of Directors and as presented in this Proxy Statement.

Beneficial Owner: If you are a beneficial owner of shares of our common stock held in “street name” and do not present the broker, bank or other nominee that holds your shares with specific voting instructions, then the nominee may generally vote your shares on “routine” proposals but cannot vote on your behalf for “non-routine” proposals under the rules of various securities exchanges. If you do not provide specific voting instructions to the nominee that holds your shares with respect to a non-routine proposal, the nominee will not have the authority to vote your shares on that proposal. When a broker indicates on a proxy that it does not have authority to vote shares on a particular proposal, the missing votes are referred to as “broker non-votes.”
Q:	Which ballot measures are considered “routine” or “non-routine”?
A:
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2024 (Proposal No. 3) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 3. The election of directors (Proposal No. 1), and the advisory approval of the company’s executive compensation (Proposal No. 2), are matters considered non-routine under applicable rules. A bank, broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal Nos. 1, and 2.

Q:	What is the quorum requirement for the Annual Meeting?
A:
A quorum is required for our stockholders to conduct business at the Annual Meeting. A majority of the shares of our common stock entitled to vote must be present online or represented by proxy at the Annual Meeting in order to hold the meeting and conduct business. We will count your shares for purposes of determining whether there is a quorum if you are present online at the Annual Meeting, if you have voted through the Internet, if you have voted by properly submitting a proxy card, or if the nominee holding your shares submits a proxy card. We will also count broker non-votes for the purpose of determining if there is a quorum.

2024 Proxy Statement	5

Q:	What is the voting requirement to approve each of the proposals?
A:
For Proposal No. 1, each of the nominees will be elected if holders of shares of our common stock entitled to vote who are present online or represented by proxy at the Annual Meeting cast more votes “for” such nominee’s election than the votes “against” such nominee’s election. You may not accumulate votes in the election of directors. If a nominee for director is not elected, the director shall offer to tender their resignation to the Board of Directors. The Governance and Nominating Committee will make a recommendation to the Board of Directors to accept or reject the resignation or whether other action should be taken. The Board of Directors will act on the Governance and Nominating Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who has so tendered his or her resignation will not participate in the Board of Directors’ decision.

Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes cast by the holders of shares of our common stock entitled to vote that are present online or represented by proxy at the Annual Meeting.
Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast by the holders of shares of our common stock entitled to vote that are present online or represented by proxy at the Annual Meeting.
Q:	How are abstentions treated?
A:	Abstentions are counted for the purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will not be counted either in favor of or against any Proposal.
Q:	Can I change my vote or revoke my proxy after I have voted?
A:
You may change your vote or revoke your proxy at any time before the final vote at the Annual Meeting: (a) through the Internet before the Annual Meeting at http://proxyvote.com (only your latest Internet proxy submitted prior to the Annual Meeting will be counted), (b) by signing and returning a new proxy card with a later date if you are a stockholder of record, or (c) by attending the Annual Meeting and voting online at www.virtualshareholdermeeting.com/FORM2024 if you are a stockholder of record, or if you are a beneficial owner and have received a control number in your Notice, or if you are a beneficial owner and have obtained a proxy from the nominee holding your shares giving you the right to vote your shares. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

Q:	What happens if there are insufficient votes in favor of the proposals?
A:
In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the proxy holders, who are officers of our company, may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies.

Q:	What happens if additional matters are presented at the Annual Meeting?
A:
We are not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the proxy holders, who are officers of our company, will have the authority in their discretion to vote your shares on any other matters that are properly presented for a vote at the Annual Meeting. If for any reason any of the nominees are not available as a candidate for director, the proxy holders will vote your proxy for such other candidate or candidates as may be recommended by our Board of Directors.

Q:	Is my vote confidential?
A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to

6	2024 Proxy Statement

third parties, except (a) as necessary to meet applicable legal requirements, (b) to allow for the tabulation and certification of votes, and (c) to facilitate a successful proxy solicitation. If stockholders provide written comments on their proxy cards, we may forward the proxy card(s) to our company’s Corporate Secretary.
Q:	Who is making the solicitation?
A:
We are soliciting the enclosed proxy for use at our Annual Meeting to be held on May 17, 2024 at 3:00 p.m., Pacific Daylight Time or at any postponement or adjournment thereof for the purposes set forth in this Proxy Statement.

Q:	Who is paying for the cost of this proxy solicitation?
A:
We will pay the entire cost for soliciting proxies to be voted at the Annual Meeting. We will pay brokers, banks and other nominees representing beneficial owners of shares of our common stock held in “street name” certain fees associated with delivering the Notice of Internet Availability of Proxy Materials, delivering printed proxy materials by mail to beneficial owners who request them and obtaining beneficial owners’ voting instructions. In addition, our directors, officers, and employees may also solicit proxies on our behalf by mail, telephone, online or in person. We will not pay any compensation to our directors, officers, and employees for their proxy solicitation efforts, but we may reimburse them for reasonable out-of-pocket expenses in connection with any solicitation.

QUESTIONS AND ANSWERS REGARDING THE VOTING RECOMMENDATIONS OF FORMFACTOR’S BOARD OF DIRECTORS AND VOTING RESULTS
Q:	What are the voting recommendations of our Board of Directors?
A:	Our Board of Directors recommends a vote FOR each of the nominees in Proposal No. 1, and FOR Proposals Nos. 2, and 3. Specifically, our Board recommends a vote:
FOR the election to our Board of Directors of Kevin Brewer, Rebeca Obregon-Jimenez, Sheri Rhodes, Michael D. Slessor, Thomas St. Dennis, Kelley Steven-Waiss, Jorge Titinger, and Brian White, each to serve a one-year term;
FOR the advisory approval of the company’s executive compensation; and
FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2024.
Q:	Where can I find the voting results of the Annual Meeting?
A:	We intend to announce the voting results at the Annual Meeting and to report the results on a Form 8-K that we file with the SEC within four business days of the Annual Meeting.
2024 Proxy Statement	7

CORPORATE GOVERNANCE

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
The first proposal is to elect eight directors to our Board of Directors (the “Board”), including seven independent directors and our Chief Executive Officer (“CEO”).
The nominees for this year’s Annual Meeting are Kevin Brewer, Rebeca Obregon-Jimenez, Sheri Rhodes, Michael D. Slessor, Thomas St. Dennis, Kelley Steven-Waiss, Jorge Titinger, and Brian White, all of whom are current directors of FormFactor.
The nominees have been duly nominated by our Board and have agreed to stand for election. The eight nominees, if elected, will hold office for a one-year term expiring at the 2025 Annual Meeting and until their successor has been duly elected and qualified or until their earlier death, resignation or removal. Ms. Obregon-Jimenez, Ms. Rhodes, Dr. Slessor, Mr. St. Dennis, Ms. Steven-Waiss, Mr. Titinger, and Mr. White were previously elected by the stockholders. Mr. Brewer, who was appointed by the Board on March 19, 2024, is also standing for election in accordance with our corporate governance guidelines.
The proxy holders intend to vote all proxies received for the election of Mr. Brewer, Ms. Obregon-Jimenez, Ms. Rhodes, Dr. Slessor, Mr. St. Dennis, Ms. Steven-Waiss, Mr. Titinger, and Mr. White unless otherwise instructed. Proxies may not be voted for more than eight directors.
In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted for a nominee designated by our Board to fill the vacancy. Alternatively, the Board may reduce the size of the Board. As of the date of this Proxy Statement, our Board is not aware that any nominee is unable or will decline to serve as a director of our company.
Required Vote
Each of the nominees will be elected if holders of shares of our common stock entitled to vote who are present online or represented by proxy at the Annual Meeting cast more votes “for” such nominee’s election than the votes “against” such nominee’s election. If you own shares through a bank, broker, or other holder of record you must instruct your bank, broker or other holder of record how to vote in accordance with their specific instructions in order for your vote to be counted on this Proposal.
Our Board of Directors recommends a vote FOR the election to our Board of Directors of each of the nominees.
Board of Directors
Our Board currently consists of nine members, and each director stands for election on an annual basis following the expiration of their current term. Mr. Brewer was appointed to the Board on March 19, 2024 to fill a vacancy on our Board as a result of the expansion of the Board from eight to nine directors. Mr. Brewer was recommended to the Governance and Nominating Committee by a non-management director. All returning directors will be up for election at this year’s Annual Meeting. Each director holds office until their successor is duly elected and qualified or until their earlier death, resignation or removal. On March 17, 2024, Lothar Maier informed the company that he would not stand for re-election at the company’s 2024 Annual Meeting, after which time the Board will consist of eight members, in accordance with resolutions approved by the Board.
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Information as of the record date of this Proxy Statement, after giving effect to the election of Mr. Brewer on March 19, 2024, regarding our director nominees including their names and positions with our company, is set forth below.
Name of Director	Age	Position with FormFactor	Director Since
Mr. Kevin Brewer(1)(3)	66	Director	March 2024
Ms. Rebeca Obregon-Jimenez(2)	55	Director	September 2019
Ms. Sheri Rhodes(3)	55	Director	December 2019
Dr. Michael D. Slessor	54	Director and Chief Executive Officer	October 2013
Ms. Kelley Steven-Waiss(1)(2)	54	Director	August 2015
Mr. Thomas St. Dennis	70	Director and Chairperson	September 2010
Mr. Jorge Titinger(2)	63	Director	June 2021
Mr. Brian White(1)(3)	59	Director	September 2022
(1)	Current member of the Governance and Nominating Committee.
(2)	Current member of the Compensation Committee.
(3)	Current member of the Audit Committee.
Based upon the information and discussion of qualifications and experience described in this Proxy Statement, the Board as a whole, and the Governance and Nominating Committee, has determined that each of the nominees are qualified to serve as directors of the company.
The following will represent the percentage composition of our Board after the Annual Meeting if stockholders approve the proposed elections of directors.

To see our Board Diversity Matrix as of April 4, 2023, please see the proxy statement filed with the SEC on April 4, 2023.
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Board Diversity Matrix (as of April 1, 2024)
Total Number of Directors	9
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	1	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Kevin Brewer
Kevin Brewer joins the FormFactor Board of Directors with over 40 years of experience in the semiconductor and high-tech industries. Mr. Brewer served as the Chief Financial Officer and Executive Vice President of Global Operations for Axcelis Technologies, Inc. (“Axcelis”), a world-leading provider of equipment and services to the semiconductor manufacturing industry, from September 2013 until September of 2023, and had previously served in several other senior level positions at Axcelis since 1999, including Executive Vice President, Global Operations and Senior Vice President, Manufacturing Operations. Prior to joining Axcelis, Mr. Brewer held a variety of management positions at Raytheon Company. Mr. Brewer holds an M.B.A from Southern New Hampshire University and a B.S. in Mechanical Engineering Technology from the University of Massachusetts, Dartmouth.
Mr. Brewer brings to the Board over 40 years of experience in the semi-conductor and high-tech industries along with a deep functional expertise in finance. Mr. Brewer is an accomplished executive with broad corporate finance, operations and engineering experience in the design and build of complex products for semiconductor capital equipment, aerospace, and defense industries. The Board has determined that Mr. Brewer meets the financial sophistication requirements of the Nasdaq’s listing standards. Mr. Brewer’s top three skills identified in our Board skills assessment are Financial and Risk Management, Manufacturing Operations and Related Industry.
Lothar Maier
Lothar Maier has served as a director since November 2006. Mr. Maier served as the Chief Executive Officer and a member of the Board of Directors of Linear Technology Corporation, a supplier of high performance analog integrated circuits, from January 2005 to March 2017. Prior to that, Mr. Maier served as Linear Technology’s Chief Operating Officer from April 1999 to December 2004. Before joining Linear Technology, Mr. Maier held various management positions at Cypress Semiconductor Corporation, a provider of high-performance, mixed-signal, programmable solutions, from July 1983 to March 1999, including as Senior Vice President and Executive Vice President of Worldwide Operations. Mr. Maier holds a B.S. in chemical engineering from the University of California at Berkeley.
Mr. Maier brings to our Board significant semiconductor industry and leadership experience as the former Chief Executive Officer and a former member of the Board of Directors of Linear Technology Corporation. Mr. Maier has considerable experience in semiconductor chip manufacturing, including a strong understanding of the
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drivers of customer demand for our products. Mr. Maier also provides expertise in financial accounting and reporting for publicly held companies as a result of his public company executive experience. The Board has determined that Mr. Maier meets the financial sophistication requirements of the Nasdaq’s listing standards. Mr. Maier’s top three skills identified in our Board skills assessment are Manufacturing Operations, Board Practices of Public Companies, and Engineering and Product Development. Mr. Maier informed the company on March 17, 2024 that he would not stand for re-election at the 2024 Annual Meeting.
Rebeca Obregon-Jimenez
Rebeca Obregon-Jimenez has served as a director since September 2019. Ms. Obregon-Jimenez currently serves as Senior Vice President, Strategic Business Engagements and Supplier Management at Avnet, a global leader of the design, supply and delivery of electronic components. From January 2020 to December 2022 Ms. Obregon-Jimenez served as Corporate Vice President of the Advanced System in Package Business Unit for Amkor Technology, Inc., one of the world’s largest providers of outsourced semiconductor packaging and test services. Prior to that, from August 2014 to January 2020, Ms. Obregon-Jimenez served as Corporate Vice President of Sales, and as a Senior Vice President in sales, strategic program management, and in operations finance at Amkor Technology, Inc. From May 1999 to August 2014, Ms. Obregon-Jimenez held executive and senior management positions at Integrated Device Technology, Inc., and Integrated Circuit Systems, Inc., in test operations, test engineering and product engineering. From June 1990 to May 1999, Ms. Obregon-Jimenez served in the Semiconductor Products Sector of Motorola, Inc., where she held roles of increasing responsibility in a variety of engineering positions. Ms. Obregon-Jimenez holds an M.S. in electrical engineering from the National Technological University and a B.S. in electrical engineering from Arizona State University.
Ms. Obregon-Jimenez brings to our Board strong executive and operational experience from within the semiconductor industry, particularly within the semiconductor manufacturing and semiconductor test sectors. Ms. Obregon-Jimenez also brings an extensive understanding of our customer base and the drivers of customer demand for our products and the market in which we operate, including deep knowledge of the global supplier base for the semiconductor industry, from her experience as Corporate Vice President of the Advanced System in Package Business Unit for Amkor Technology, Inc., and other positions. Ms. Obregon-Jimenez’s top three skills identified in our Board skills assessment are Related Industry, Sales and Marketing, and Engineering and Product Development.
Sheri Rhodes
Sheri Rhodes has served as a director since December 2019. Ms. Rhodes currently serves as Chief Customer Officer at Workday, Inc., a leading provider of enterprise cloud applications for finance, human resources, and planning, a role she has held since February 2022. From April 2019 to February 2022, Ms. Rhodes held the role of Chief Information Officer. Prior to joining Workday, Ms. Rhodes served as Chief Technology Officer at Western Union Company, a worldwide financial services and communications company, from May 2017 to April 2019. Ms. Rhodes served as the Chief Information Officer at Electronics for Imaging, Inc., a digital imaging technology company, from December 2015 to May 2017. Preceding her role at Electronics for Imaging, Inc., Ms. Rhodes held various leadership roles at Symantec, Visa, Washington Mutual, and KPMG. Ms. Rhodes earned an M.B.A. and a B.S. in Business Administration from San Diego State University.
Ms. Rhodes brings to our Board extensive executive-level management expertise in technology companies, as well as a deep understanding of complex global organizations and information technology management. Ms. Rhodes also brings to our Board a broad base of financial reporting and corporate governance expertise. The Board has determined that Ms. Rhodes meets the financial sophistication requirements of the Nasdaq’s listing standards. Ms. Rhodes’s top three skills identified in our Board skills assessment are Information Technology and Cybersecurity, Engineering and Product Development, and Mergers and Acquisitions.
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Michael D. Slessor
Michael D. Slessor has served as a director since October 2013. Dr. Slessor has served as our President since October 2013 and became our Chief Executive Officer in December 2014. Dr. Slessor served as Senior Vice President and General Manager, MicroProbe Product Group from October 2012 to October 2013. Before joining FormFactor, Dr. Slessor was President and Chief Executive Officer of MicroProbe Incorporated from July 2008 through the October 2012 closing of FormFactor’s acquisition of MicroProbe. Prior to joining MicroProbe, he held various management, product-marketing, and applications-engineering positions in the semiconductor industry, primarily with KLA-Tencor. Dr. Slessor received his Ph.D. in Aeronautics and Physics from the California Institute of Technology and holds a B.A.Sc. in Engineering Physics from the University of British Columbia.
Dr. Slessor provides extensive knowledge and experience in the semiconductor equipment industry, particularly within the semiconductor equipment manufacturing and semiconductor test sectors. Dr. Slessor also provides the Board with vision and insight from his years of service as the company’s Chief Executive Officer, and from his service as the former President and Chief Executive Officer of MicroProbe. Dr. Slessor’s top three skills identified in our Board skills assessment are Engineering & Product Development, Sales and Marketing, and Mergers and Acquisitions.
Kelley Steven-Waiss
Kelley Steven-Waiss has served as a director since August 2015. Ms. Steven-Waiss currently serves as the Chief Transformation Officer of ServiceNow, a software company that develops a cloud computing platform to help companies manage digital workflows for enterprise operations. From June 2022 to March 2023, Ms. Steven-Waiss served as the Head of Workforce Innovation Products at ServiceNow after Hitch Works, Inc., the company founded and led by Ms. Steven-Waiss, acquired by ServiceNow. Prior to the acquisition, from July 2020 to June 2022, Ms. Steven-Waiss served as the Founder and CEO, as well as Executive Chairman of Hitch Works Inc., a SaaS-based enterprise talent mobility platform. Prior to that, Ms. Steven-Waiss served as the Executive Vice President, Chief Innovation Officer from February 2020 to July 2020, and EVP, Chief Human Resources Officer from April 2016 to February 2020, at HERE Technologies Global B.V., a software location intelligence company. She previously served as the Executive Vice President and Chief Human Resources Officer of Extreme Networks, Inc., a software and services-led networking solutions company, from March 2014 to March 2016. Ms. Steven-Waiss also served as the Vice President of Worldwide Human Resources for Integrated Device Technology, Inc., a provider of semiconductor products, from 2009 through 2012, and, prior to that, as the Vice President of Worldwide Human Resources for PMC-Sierra, Inc., a fabless semiconductor company. Ms. Steven-Waiss also serves as the Chair of the Advisory Board for the Silicon Valley Education Foundation. Ms. Steven-Waiss earned her MSOD in human resources and organization development from the University of San Francisco and a B.A. in journalism from the University of Arizona.
Ms. Steven-Waiss brings to the Board years of executive-level management expertise in technology companies, as well as a deep understanding of complex global organizations and human capital management. Ms. Steven-Waiss has substantial leadership experience from her roles as the Chief Transformation Officer of ServiceNow, Founder and Chief Executive Officer, and Executive Chairman, of Hitch Works, Inc., Chief Human Resources Officer of HERE Technologies Global B.V., and her previous executive roles, including as a chief human resources officer and other executive human resources positions at public technology companies. Ms. Steven-Waiss’s top three skills identified in our Board skills assessment are Human Capital Management, Sales and Marketing, and Mergers and Acquisitions.
Thomas St. Dennis
Thomas St. Dennis has served as a director since September 2010 and has served as the Chairperson of the Board of Directors since February 2016, prior to which he served as our Executive Chairperson of the Board of Directors from October 2013 to February 2016. Mr. St. Dennis served as our Chief Executive Officer from September 2010 through December 2014. Mr. St. Dennis has served as a director of Axcelis Technologies, Inc.,
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a semiconductor company, since May 2015. Mr. St. Dennis has served as a director of Veeco Instruments Inc., since May 2016, including as a member of the Compensation Committee. Mr. St. Dennis also served on the Board of Directors of Mattson Technology, Inc., a semiconductor manufacturing company, from September 2013 to May 2016. Mr. St. Dennis previously held various positions at Applied Materials, Inc., from 1992 to 1999 and again from 2005 to 2009, most recently as its Senior Vice President and General Manager of the Silicon Systems Group. He also served at Novellus Systems, Inc. as Executive Vice President of Sales and Marketing from 2003 to 2005. From 1999 to 2003, Mr. St. Dennis was President and Chief Executive Officer of Wind River Systems, Inc. Mr. St. Dennis holds an M.S. in Physics and a B.S. in Physics from the University of California, Los Angeles.
Mr. St. Dennis provides extensive semiconductor industry and leadership experience as the past Chief Executive Officer of the company, as well as from having served as Senior Vice President and General Manager of the Silicon Systems Group at Applied Materials, and as the President and Chief Executive Officer of Wind River Systems, Inc. He maintains a valuable network of customer and industry relationships, and vital perspectives on corporate governance from his service on several public company boards. Mr. St. Dennis’s top three skills identified in our Board skills assessment are Sales and Marketing, Board Practices of Public Companies, and Engineering and Product Development.
Jorge Titinger
Jorge Titinger has served as a director since June 2021. Mr. Titinger is currently the Chief Executive Officer of Titinger Consulting, a firm he founded in November 2016, focused on providing strategy, corporate transformation, and culture advice to its clients. Mr. Titinger has served as a director of Ichor Systems, Inc., since June 2022. He also has served as a director of CalAmp Corp., since June 2015, and as a director of Axcelis Technologies, Inc., since August 2019. Mr. Titinger served as a director of Xcerra Corporation from October 2012 until it was acquired by Cohu in 2018, where he served as a director until May 2021. He also served as a director of Hercules Capital, Inc., from October 2017 to June 2020. Mr. Titinger was President, Chief Executive Officer and director of Silicon Graphics, Inc., from February 2012 to November 2016. Mr. Titinger also served as President, Chief Executive Officer, and director of Verigy Ltd. in 2011 and held other senior executive roles from 2008 to 2011. Prior to Verigy, he held senior executive positions with FormFactor, Inc., KLA-Tencor Corporation and Applied Materials. Mr. Titinger holds an M.S. in Engineering Management and Business, and an M.S. and B.S. in Electrical Engineering from Stanford University.
Mr. Titinger brings to the Board over 30 years of experience in the high-tech industry and has held various executive positions in the semiconductor equipment and computer industries. Mr. Titinger is also a published author of the book, “Differences That Make A Difference,” which focuses on the impact of inclusion and diversity on the success of companies. Mr. Titinger brings an innovative perspective to FormFactor with his extensive board level experience in public companies, significant industry knowledge, and ability to develop strategic initiatives. Mr. Titinger’s top three skills identified in our Board skills assessment are Manufacturing Operations, Sales and Marketing, and Related Industry.
Brian White
Brian White has served as a director since September 2022. Mr. White served as the Chief Financial Officer for Ambarella, Inc., a system-on-chip (SoC) provider of low-power AI vision processors, from March 2022 to February 2024. Mr. White served as the Chief Financial Officer for Maxim Integrated, a supplier of high performance analog/mixed signal semiconductor solutions, from August 2019 to August 2021. From September 2013 to March 2019, Mr. White served as the Chief Financial Officer for Integrated Device Technology, Inc. Mr. White also served as the Vice President of Finance & Treasurer at Integrated Device Technology, from 2007 to 2013. Prior to that, Mr. White held a variety of financial and operational management positions at companies such as Nvidia, Hitachi GST, IBM, and Deloitte. Mr. White holds an M.B.A. from the University of Notre Dame and a B.A. in Business Administration from Seattle University. Mr. White is also a licensed Certified Public Accountant and a Certified Financial Planner.
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Mr. White brings deep functional expertise in finance to the Board, along with over 30 years of experience in the semiconductor and high-tech industries. Mr. White is a licensed Certified Public Accountant and has an extensive background in our industry and a broad base of financial reporting expertise from his experiences at Ambarella, Maxim Integrated, and Integrated Device Technology. The Board has determined that Mr. White is an audit committee financial expert as defined under the regulations of the SEC and meets the financial sophistication requirements of the Nasdaq’s listing standards. Mr. White’s top three skills identified in our Board skills assessment are Financial and Risk Management, Human Capital Management, and Mergers and Acquisitions.
All Board members and nominees are expected to fully participate in Board activities, including preparation for, attendance at and active participation in meetings of our Board, and to have a high degree of personal integrity and interpersonal skills. Each is also expected to represent the best interests of all of our stockholders.
We have determined that Messrs. Brewer, Maier, St. Dennis, Titinger, and White, and Mses. Steven-Waiss, Obregon-Jimenez and Rhodes are currently independent directors under applicable Nasdaq Stock Market and SEC rules. Our CEO, Dr. Slessor, is a member of our Board and is not independent. There are no family relationships among any of the director nominees, directors or any of our executive officers. In addition, no nominee has an arrangement or understanding with another person under which he or she was or is to be selected as a director or nominee.
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Summary of Board Skills
The Governance and Nominating Committee conducts a Board skills assessment annually in order to evaluate the expertise of the Board, and to provide focus for Board development and education activities. As part of this annual assessment, the Committee identifies for each director, one skill which that director possesses at an expert level and no more than two skills in which a director is highly experienced. The resulting skills matrix is reviewed at a meeting of the Governance and Nominating Committee with all directors present. The skills specified for each Board member are identified in the director biographies above for each director. The Board believes that our current directors, collectively, provide the diversity of experience and skills necessary for a well-functioning board. The below reflects the skills included in our director skills matrix, which are also skills considered by our Governance and Nominating Committee when assessing the qualification of potential director candidates.

Leadership and Senior Management
Directors who have served in senior leadership roles understand strategy and risk management and have the experience and perspective to evaluate and oversee the execution of operational and policy issues.

International Business Operations
Experience in a variety of geographic, political, economic, and cultural environments outside of the U.S. is important in understanding and overseeing our global business and strategies.

Board Practices of Public Companies
Depth of experience in public companies and with boards provides insight on existing and emerging trends and issues important to maintaining excellent board performance.

Financial and Risk Management
Directors with an outstanding background in complex financial and accounting matters supports effective capital management, and oversight of financial reporting and internal controls.

Sales & Marketing
Expertise in sales and marketing, with knowledge of customer relationships and demands, enables board-level guidance to oversee and enable important customer-related strategies and market dynamics.

Information Technology & Cybersecurity
Extensive skill in information systems and network security is important to assessing and guiding our continuous investments in information technologies and infrastructure.

Manufacturing Operations
Knowledge of the unique challenges presented in developing and operating manufacturing technologies and volume production capabilities with precision and efficiency is highly valued in the oversight of our operations and strategies.

Human Capital Management
Managing talent is key to supporting our continued success, and directors with human resources and human capital management expertise also bring important guidance to our talent acquisition and succession planning.

Engineering & Product Development
Directors with experience in engineering and developing new products and technologies provide critical perspectives for the oversight of our research and development projects and investments to address rapidly changing customer technology requirements.

Mergers & Acquisitions
Directors with experience in providing timely and objective financial and commercial analyses of prospective mergers and acquisitions provide significant advantages, including in the structuring of transactions and the integration of businesses.

ESG & CSR
Directors with experience in environmental, social and governance (“ESG”) and corporate social responsibility (“CSR”) matters provide critical perspectives for the oversight of our ESG and CSR programs and the integration of ESG and CSR objectives throughout FormFactor.

Related Industry
Knowledge of an industry or industries adjacent to the advanced probe cards industry is important to supporting the company's innovation of new technologies and long-term diversification of revenue streams and customer mix.

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Board Leadership Structure
Our Corporate Governance Guidelines state our policy that the positions of Chairperson of the Board and CEO are to be held by separate persons. The roles of CEO and Chairperson have remained continuously separate since 2015. Under our Corporate Governance Guidelines, when our Chairperson is an independent director, as is presently the case, the Chairperson also acts as our lead independent director, responsible for coordinating the activities of the other independent directors. The Board believes this structure provides an effective balance between strong company leadership and appropriate safeguards and oversight by independent directors.
Annual Evaluation of CEO and Succession Planning
At each quarterly meeting of the Board, the CEO reports to the Board regarding achievement of previously established goals and objectives. The annual evaluation of the CEO begins with a self-evaluation by the CEO presented to the non-management directors. The non-management directors then meet separately in executive session annually to conduct a formal evaluation of the CEO. This evaluation is then communicated to the CEO by the Chairperson. The evaluation is based on both objective and subjective criteria, including, but not limited to, the company’s financial performance, accomplishment of ongoing initiatives in furtherance of the company’s long-term strategic objectives, and development of the company’s top management team. The results of the evaluation are considered by the Compensation Committee in its deliberations when determining the compensation of the CEO as further described under “Executive Compensation and Related Information” below.
One of the key responsibilities of our Board is to ensure that the company has a high-performing management team in place. Our Board has responsibility for management succession planning, with specific responsibilities also delegated to the Compensation Committee and the Governance and Nominating Committee. The Board manages a succession planning process, and, on an annual basis, reviews succession plans for the CEO and certain other members of our senior management team. This process is designed to identify the pool of qualified internal candidates who can assume top management positions and identify positions that would most likely require an external search to fill. To assist the Board, the CEO annually provides and discusses with our Board an assessment of members of our senior management team and discusses the potential of these individuals to succeed to the CEO position.
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Board Assessment and Director Evaluation
The Board, as overseen by the Governance and Nominating Committee, conducts an annual Board assessment and individual committee and director evaluations. These processes help ensure that the Board and its committees function effectively and in the best interest of our stockholders and other stakeholders. We believe these processes are well designed to promote good governance and to set expectations for the relationships and interactions of the Board and management.
Board’s Role in Risk Oversight
We operate within the semiconductor test and measurement equipment industry. We sell products to integrated circuit manufacturers and others within the broader semiconductor and electronics industry. Our business necessarily involves many operational and market-driven risks. A list of risk factors associated with our business can be found in our Annual Report on Form 10-K for our fiscal year ended December 30, 2023, as filed with the SEC.
Practically all activities of the company’s senior management have an aspect of risk management. Executives are required to treat the assessment and management of risks in their activities as an integral part of their management duties, and the identification and handling of risk varies depending on the nature of the activity. As part of the risk management process, each leader of the company’s business units and functions is responsible for identifying key risks that could affect the achievement of business goals and strategies or impact the company’s customers or other stakeholders, or the environment for assessing and prioritizing those risks, and for determining appropriate actions to be taken to manage and mitigate such risks.
The company’s annual risk assessment process is designed to support both the Board’s role in risk oversight and the effective assessment and management of risks by management. This involves the compilation of responses to an executive management review conducted with reference to the prior year’s risk assessment, and a mapping of important risks to specific topics presented at Board and committee meetings in order to support Board oversight of the pertinent risks. The company recently expanded this risk assessment to identify, assess and prioritize areas of risk to the company’s achievement of its sustainability goals, including its environmental and social objectives, and an assessment of cybersecurity risks.
The Board uses these risk assessments to confirm alignment between the Board’s prioritization of specific risks, when and how identified risks are reviewed by the Board or its committees, the frequency of such reviews, and the management lead responsible for addressing each identified risk. This process also supports analyses at the management and Board level of the factors which drive the:
•	amount of risk that the company should be willing to accept in the pursuit of its business plans and strategies;
•	ability of the company to withstand the negative occurrences arising out of risks;
•	company’s approaches to the transfer of risks to third parties; and,
•	ongoing attention and resources that the company devotes to risk assessment and mitigation.
Our Board exercises these risk oversight activities explicitly and as part of its other oversight activities. At its regularly scheduled meetings, the Board receives reports from executives and senior managers who have primary responsibility for the company’s activities, such as for manufacturing, research and development, sales and marketing, finance, and compliance. Analyses of pertinent risks to the company’s achievement of its objectives are integral to Board proceedings.
The Board also exercises its risk oversight function through the three committees of the Board.
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Audit Committee Risk Oversight. As prescribed in its charter, the Audit Committee oversees the company’s accounting, financial reporting and internal controls, as well as the integrity of the company’s financial statements, the company’s compliance with applicable laws related to accounting and financial reporting, and the company’s assessment of risk and risk management. This includes oversight of risk management in connection with the adequacy and effectiveness of the company’s disclosure controls and procedures and internal controls over financial reporting, risks relating to significant transactions and structures, and risks to proper financial reporting. The Audit Committee is responsible for reviewing and discussing with management and the company’s independent registered public accounting firm any guidelines and policies relating to risk assessments and risk management within the scope of the Audit Committee’s activities. This includes the measures that management takes to monitor, control, and minimize the company’s major financial risk exposures.
Compensation Committee Risk Oversight. As part of its oversight of the company’s compensation programs, the Compensation Committee oversees risks presented by the company’s compensation and benefits plans, policies and programs. The Compensation Committee also oversees and interacts with the Board and the Audit Committee regarding the management of risks arising from our company’s executive and employee compensation practices. This includes helping the company avoid creating incentives for management to take risks that are not adequately justified with reference to stockholders’ and other stakeholders’ interests. This compensation risk assessment is aided by a specific evaluation of the subject performed by the independent compensation consultant to the Compensation Committee. In addition, the Compensation Committee oversees the company’s compliance with regulations governing executive and director compensation and sound compensation governance, and oversees other risks related to the company’s human capital management.
Governance and Nominating Committee Risk Oversight. As prescribed in its charter, the Governance and Nominating Committee oversees the company’s corporate governance practices and is responsible for reviewing the effectiveness of the Board’s risk oversight process through which risk oversight responsibilities are allocated among the Board and its committees. The Governance and Nominating Committee oversees the management of risks associated with governance issues, such as the independence of the Board and key executive succession planning, the company’s ESG programs, and the company’s programs for monitoring and managing cybersecurity risk. The Committee receives regular updates from management on these various risk areas, including receipt of cybersecurity incident reporting metrics and information regarding the effectiveness of the company’s cybersecurity awareness program.
Corporate Governance Highlights
Our commitment to good corporate governance includes the following practices:
•	8 out of 9 independent directors
•	Annual election of all directors
•	Diversity of Board skills, experience and background
•	Stock ownership guidelines for directors and executive officers
•	Independent Chairperson, separate from CEO
•	Thoughtful Board refreshment, with over half the Board added in the past seven years
•	Voting rights proportional to economic interests - one share equals one vote
•	No stockholder rights plan/poison pill
•	Formal succession planning process
•	Majority voting for directors, including resignation policy in uncontested elections if a director fails to receive the requisite votes
•	Board and committee oversight of ESG, including sustainability and corporate social responsibility, and human capital management
•	Annual Board, committee, and director evaluations
•	Board risk oversight and assessment
•	Strict policy prohibiting the pledging or hedging of company shares or similar transactions
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Corporate Governance Guidelines
The company monitors developments in the area of corporate governance and regularly reviews its processes and procedures in light of such developments. This includes review of federal and state laws affecting corporate governance, as well as rules promulgated by the SEC and the Nasdaq Stock Market. The company believes that it has sound governance procedures and practices in place which are designed to enhance and protect the interests of its stockholders.
The Board has approved Corporate Governance Guidelines for the company. The Corporate Governance Guidelines, which can be found on the company’s website at www.formfactor.com, address, among other matters, the following:
•	Size of the Board
•	Requirement that the Board be comprised of a majority of independent directors
•	Limits on the number of other public company boards on which directors may serve
•	Impact of certain changes to a director’s status, such as the tendering of notice in the event of a change in principal occupation or position
•	Requirement that each committee of the Board be comprised entirely of independent directors
•	Annual CEO performance assessments
•	Stock holding requirements for directors and executive officers
•	Individual director performance reviews
•	Other matters germane to the structure, operation and responsibilities of the Board
Director Education
The company’s Corporate Governance Guidelines encourage directors to participate in continuing education. We provide our directors with education opportunities through in-house presentations and third-party providers at no cost to them. Individual directors also share relevant information and insights with the Board from attendance at presentations and seminars sponsored by governance organizations and service providers. Our directors also circulate a variety of publications of interest on corporate governance and other relevant topics among the Board.
All new directors are provided substantial orientation designed to familiarize new directors with our businesses, strategies, and challenges, and to assist new directors in developing and maintaining the skills necessary or appropriate for the performance of their responsibilities.
Stock Ownership Guidelines
To better align the company’s non-executive directors’ and executives’ financial interests with those of our stockholders, the Board has established stock ownership guidelines for non-executive directors and executive officers. Our Corporate Governance Guidelines state that (i) each non-employee director should hold at least the greater of (a) 5,000 shares or (b) shares equal in value to three times (3x) the annual cash retainer for service as a director; (ii) the CEO shall hold at least the greater of (a) 10,000 shares or (b) shares equal in value to three times (3x) the CEO’s annual base salary; and (iii) each “executive officer” (other than the CEO) should hold at least the greater of (a) 10,000 shares or (b) shares equal in value to two times (2x) the executive officer’s annual base salary. Shares counted for this purpose include shares owned by the director or executive officer, shares owned jointly with, or separately by, spouse and/or minor children, including shares held in trusts, and vested, unreleased restricted stock units (“RSUs”). Persons joining the Board or becoming executive officers have five (5) years, from the time they become Board members or executive officers, as applicable, to meet the ownership guidelines. In the event the requisite number of shares is increased by the Board, Board members and executive officers, as applicable, will have until the later of three (3) years from the time of the increase or five (5) years from the time they joined the Board or were appointed as an executive officer, respectively, to acquire any additional shares needed to meet such revised guidelines.
2024 Proxy Statement	19

As of April 1, 2024, all of our non-employee directors and executive officers are in compliance with these stock ownership guidelines.
Independence of Directors
Our Board has determined that each of our directors is independent other than Dr. Slessor, our CEO. We define “independent directors” pursuant to the rules of the SEC, and the Nasdaq Stock Market. To be considered independent, a director cannot be an officer or employee of our company or its subsidiaries and cannot have a relationship with our company or its subsidiaries that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In making the “independence” determination, our Board considered all relevant facts and circumstances, including the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. Our Board consults with our company’s General Counsel to confirm that its determinations are consistent with all relevant laws, rules, and regulations regarding the definition of “independent director,” including applicable securities laws and the rules of the SEC and Nasdaq Stock Market. These definitions include a series of objective tests to determine independence, including that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, the Board has made a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In addition to standards for director independence generally, the Board has considered the independence of each director who serves on the Audit Committee or Compensation Committee and determined that each satisfies the standards established by the SEC and Nasdaq Stock Market for directors serving on an audit committee or compensation committee, as applicable, of a company listed on the Nasdaq Stock Market. In making this determination, the Board considered whether any such director accepts any consulting, advisory, or other compensatory fee from the company other than director compensation, or otherwise has an affiliate relationship with the company or other relationships that would impair the director’s judgment as a member of the applicable committee.
Board Meetings
We generally set the dates and times of our Board and Board committee meetings significantly in advance. During fiscal year 2023, our Board held 5 meetings. During fiscal year 2023, each of the directors attended at least 75% of the meetings of the Board and each committee on which he or she served during the year.
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Committees of the Board of Directors
Our Board has established three standing committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. Each committee has a formal charter adopted by the Board which is reviewed at least annually for appropriate updates. A copy of the charter of each active committee is posted on the Corporate Governance page of our company’s website at www.formfactor.com.
Audit Committee
Members	Primary Oversight Responsibilities
Brian White, Chairperson Kevin Brewer Lothar Maier Sheri Rhodes	•	Selection, compensation, and evaluation and termination of our independent registered public accounting firm
	•	Represents and assists the Board in fulfilling its responsibility to oversee the:
• quality and integrity of our financial statements
• adequacy and effectiveness of our internal controls over financial reporting and disclosure controls and procedures
• nature of any identified deficiencies and the implementation of corrective actions in relation to our internal controls over financial reporting
• financial and accounting policies, judgments, decisions, and risks relating to significant transactions and structures
• compliance with laws and regulations related to accounting and financial reporting
• results of the independent auditors’ audits of the company’s annual financial statements and interim reviews

Our Board has determined that each member of the Audit Committee is independent under the rules of the SEC and the Nasdaq Stock Market for purposes of determining independence of directors generally and of directors who serve on the audit committee of a company listed on the Nasdaq Stock Market, and is able to read and understand financial statements as contemplated by such rules. Our Board has also determined that Brian White is an audit committee financial expert under the rules of the SEC, and that each member of the Audit Committee is financially sophisticated under the rules of the Nasdaq Stock Market. The Audit Committee met 4 times during fiscal year 2023.

2024 Proxy Statement	21

Compensation Committee
Members	Primary Oversight Responsibilities
Kelley Steven-Waiss, Chairperson Rebeca Obregon-Jimenez Jorge Titinger	• Represents and assists the Board in fulfilling its responsibility to oversee the:
• company’s compensation programs, including equity, cash bonus and benefit plans, policies, and programs
• compensation of our non-employee directors
• risks involved in our compensation policies and practices
• goals and objectives relevant to the compensation of the company’s officers, including the CEO
• compensation of our executive officers and operation of our executive compensation programs
• administration of incentive compensation and equity-based plans, approval of grants and plan amendments
• risks related to the company’s management of human capital
For more information about the role of our Compensation Committee, see the “Compensation Discussion and Analysis” below.

Our Board has determined that each member of the Compensation Committee is independent within the meaning of the rules of the SEC and the Nasdaq Stock Market for purposes of determining independence of directors generally and of directors who serve on the compensation committee of a company listed on the Nasdaq Stock Market, and is a “non-employee” director as defined by Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended. The Compensation Committee met 5 times during fiscal year 2023.

22	2024 Proxy Statement

Governance and Nominating Committee
Members	Primary Oversight Responsibilities
Lothar Maier, Chairperson Kevin Brewer Kelley Steven-Waiss Brian White	•	Represents and assists the Board in fulfilling its responsibility to oversee the:
• composition, structure, and evaluation of the Board and its committees, including identification and recommendation of qualified candidates for election to the Board
• company’s corporate governance policies and practices
• company’s stockholder engagement and related processes
• adequacy and administration of the company’s legal compliance programs, Code of Business Conduct, and other policies relating to compliance
• company’s corporate responsibility and sustainability performance, including potential trends and impacts to the company’s business regarding ESG issues and the company’s reporting on these matters
• review of risk oversight processes and allocation of risk oversight responsibilities among the Board and its committees
• company’s programs for monitoring and managing cybersecurity risk
• director independence and related party transactions

Our Board has determined that each member of the Governance and Nominating Committee is independent within the meaning of the rules of the Nasdaq Stock Market. The Governance and Nominating Committee met 4 times during fiscal year 2023. As Mr. Maier is not standing for re-election at the 2024 Annual Meeting, the next Chairperson of the Governance and Nominating Committee will be appointed following the Annual Meeting.

Director Compensation
The form and amount of compensation paid to our non-executive directors for serving on our Board and its committees is designed to be competitive with industry practices and the obligations imposed by such service.
To align the long-term interests of our directors with those of our stockholders, a substantial portion of director compensation is provided in equity-based compensation. The value of total annualized compensation of our non-executive directors is targeted to be at approximately the median of our peer group of companies, which is described below under the “Compensation Discussion and Analysis” section in this Proxy Statement. Other than the compensation disclosed below, no director received compensation or other payment for their candidacy or service on our Board.
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Cash Compensation. Our cash compensation policy for our non-executive directors during fiscal year 2023 is set forth in the following table.
Compensation Element	Fiscal Year 2023 Cash Compensation
Director Annual Retainer	$52,500
Chairperson Annual Retainer	$42,500 for Board Chairperson
$22,000 for Audit Committee Chairperson
$15,000 for Compensation Committee Chairperson
$10,000 for all other committee chairpersons
Committee Member Annual Retainer	$11,000 for Audit Committee member
$7,500 for Compensation Committee member
$5,000 for all other committee members
Equity Compensation. For fiscal year 2023, following the 2023 annual stockholders meeting, continuing directors received a restricted stock unit award of approximately $190,000 worth of shares of common stock (based on our average closing stock price for the 20 trading days preceding the date of the award) that vests monthly over a one-year period, the vested portion of which will settle in shares only at the earlier of the one-year anniversary of the grant or upon the departure of the director from the Board. The policy regarding initial equity grants to non-employee directors provides that such grants are to be calculated on a pro-rated basis relative to the anniversary of the most recent annual restricted stock unit grant made to continuing directors (the “Anniversary Date”). Accordingly, any newly appointed director will receive a pro-rated restricted stock unit award based on $190,000 (calculated in the same manner as the continuing directors’ awards) worth of shares of common stock that vests monthly from the date of grant until the date that is the Anniversary Date, the vested portion of which will settle in shares only at the earlier of the Anniversary Date or upon the departure of the director from the Board.
2023 Director Compensation. The following table presents the compensation earned or paid to our non-executive directors for fiscal year 2023. Compensation paid to Dr. Slessor, our CEO, for fiscal year 2023 is described under the “Compensation Discussion and Analysis” and “Executive Compensation and Related Information” sections below in this Proxy Statement.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)(4)	All Other Compensation	Total ($)
Raymond A. Link	48,511	—	—	48,511
Lothar Maier	73,500	206,891	—	280,391
Rebeca Obregon-Jimenez	60,000	206,891	—	266,891
Sheri Rhodes	63,500	206,891	—	270,391
Edward Rogas, Jr.(5)	—	—	57,055	57,055
Thomas St. Dennis	95,000	206,891	—	301,891
Kelley Steven-Waiss	72,500	206,891	—	279,391
Jorge Titinger	60,000	206,891	—	266,891
Brian White	71,896	206,891	—	278,787
(1)
The stock awards are restricted stock units that we awarded to our non-executive directors under our 2012 Equity Incentive Plan. The restricted stock units vest monthly over a one-year period and the vested portion settles in shares only at the earlier of the one-year anniversary of the date of grant or upon the departure of the director from the Board.

(2)
The amounts shown reflect the aggregate grant date fair value of all awards granted in fiscal year 2023 for financial statement reporting purposes in accordance with Financial Accounting Standards Board Topic No. ASC 718, Compensation - Stock Compensation. Assumptions used in the calculation of these amounts are described in Note 14, Stock-Based Compensation, to our company’s consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 30, 2023.

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(3)
The company calculates the number of restricted stock units subject to an award by dividing the targeted award value by the average closing price of a share of company common stock on the Nasdaq Stock Market during the 20 trading days preceding the date of such award (the “20-day Average Price”). For the awards of 6,770 restricted stock units to non-executive directors on May 19, 2023, the 20-day Average Price was $28.07 and the stock price on the date of grant was $30.56.

(4)	A summary of options and restricted stock units outstanding as of December 30, 2023 for each of our non-employee directors is as follows:
Name	Stock Options Outstanding (#)	Restricted Stock Units Outstanding (#)
Raymond A. Link	—	—
Lothar Maier	—	6,770
Rebeca Obregon-Jimenez	—	6,770
Sheri Rhodes	—	6,770
Edward Rogas, Jr.	—	—
Thomas St. Dennis	—	6,770
Kelley Steven-Waiss	—	6,770
Jorge Titinger	—	6,770
Brian White	—	6,770
(5)	Mr. Rogas received $57,055 for his service as director emeritus.
Other. We reimburse our directors for travel, director continuing education programs and other business expenses incurred in connection with their services as a member of our company’s Board and its committees and extend coverage to them under our company’s travel accident and directors’ and officers’ indemnity insurance policies.
Non-executive directors may elect to receive a restricted stock award or restricted stock unit award under our 2012 Equity Incentive Plan in lieu of payment of a portion or all of the non-executive director’s annual retainer based on the fair market value of our common stock on the date the annual retainer would otherwise be paid. None of our directors have made such an election in relation to their annual retainer for 2023.
Edward Rogas, Jr. served as a director from October 2010 to May 2021, and following the 2021 Annual Meeting, the Board exercised its authority under our corporate governance guidelines to appoint him as a director emeritus due to his specialized knowledge and expertise relevant to the business affairs and management of the company accumulated from his activities as a member of the Board. For his service as director emeritus since May 2021, Mr. Rogas is entitled to receive the same compensation for meetings actually attended as members of the Board if he so desires, but is not entitled to receive any annual or other periodic fee or retainer paid to members of the Board. For fiscal 2023, Mr. Rogas received $57,055 for his service as director emeritus.
Compensation Committee Interlocks and Insider Participation
The members of our Compensation Committee are Mr. Titinger and Mses. Obregon-Jimenez and Steven-Waiss, with Ms. Steven-Waiss serving as the chairperson. None of the members of our Compensation Committee is, or was during 2023, one of our officers or employees. None of our named executive officers serves, or during fiscal year 2023 served, as a member of the board of directors or compensation committee of any entity that has or then had one or more of its executive officers serving on our Board or our Compensation Committee.
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Consideration of Director Nominees
Nominations to our Board are determined by our Board on the recommendation of the Governance and Nominating Committee. The Governance and Nominating Committee generally identifies nominees based upon its own search, as well as recommendations by our directors and members of management. In addition, the Governance and Nominating Committee also considers recommendations properly submitted by our stockholders. The Governance and Nominating Committee may retain recruiting professionals to assist in the identification and evaluation of candidates for director nominees, and the company has, in the past, paid a third party to assist us in a director search process.
In selecting director nominees, our Governance and Nominating Committee considers many factors, including an understanding of the semiconductor, electronics or other technology industries and experience in business operations, finance, marketing, strategic planning, and other relevant disciplines. Other important factors in the evaluation of candidates include outstanding career achievements, essential and complementary skills, soundness of judgment, independent thinking, and diversity of viewpoints and experience. Recognizing that diversity has multiple dimensions, our Governance and Nominating Committee takes into consideration all aspects of diversity, such as gender, ethnicity, and geographic location, and assesses its effectiveness in this regard as part of its annual Board evaluation process. In selecting director nominees, our Governance and Nominating Committee also considers candidates based on the need to satisfy the applicable SEC regulations and Nasdaq Stock Market rules. Board members are encouraged to cultivate and utilize a diverse professional network to aid in this process.
Stockholders can recommend qualified candidates for our Board by writing to the Corporate Secretary at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551. Such candidates will be considered in accordance with our bylaws and are evaluated in the same manner as any other candidates.
After evaluating Kevin Brewer, Rebeca Obregon-Jimenez, Sheri Rhodes, Kelley Steven-Waiss, Michael D. Slessor, Thomas St. Dennis, Jorge Titinger, and Brian White pursuant to the above criteria, our Board approved the nomination of these eight current directors for election to our Board.
Corporate Codes and Policies
We have adopted a Code of Business Conduct that applies to our directors, officers, and employees. Our Code of Business Conduct and other policies are designed to provide that our directors, officers, and employees observe high standards of personal and business ethics, and to provide a means for our directors, officers, and employees to report violations or suspected violations of our company policies without fear of harassment, retaliation or adverse employment consequences. In addition, we have adopted Corporate Governance Guidelines, and policies on insider trading, related party transactions and other matters relevant to our compliance and governance. Our Corporate Governance Guidelines and certain other policies are available on the Corporate Governance page of our website at www.formfactor.com. We intend to disclose any amendment or waiver of provisions of our Code of Business Conduct described above through our website within four business days following the amendment or waiver.
Stockholder Communications with Our Board
Our stockholders may communicate with our Board, or any of our individual directors, by submitting correspondence by mail to our Corporate Secretary at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, or by e-mail at corporatesecretary@formfactor.com. Our Corporate Secretary or a designee will review such correspondence and forward those not deemed frivolous or inappropriate to the Board, or the appropriate Board committee or member(s) of the Board. Our company’s acceptance and forwarding of communications to our Board does not imply that the company’s directors owe or assume any fiduciary duties to persons submitting the communications. Our Governance and Nominating Committee periodically reviews our process for stockholders to communicate with our Board to support effective communications.
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Board Attendance at Annual Meetings
We encourage the members of our Board to attend our annual meeting of stockholders. We do not have a formal policy requiring attendance at annual meetings by the members of our Board. Seven of our nine directors serving at the time of our 2023 Annual Meeting of Stockholders attended the annual meeting online.
Stockholder Engagement
Our investor outreach program utilizes activities such as investor conferences, roadshows, meetings and conference calls to enable two-way discussions about the company’s strategy, operations and financial performance and objectives. The feedback that we receive from our stockholders helps to strengthen our corporate practices over time.
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Corporate Social Responsibility
We believe our integration of corporate social responsibility initiatives into our everyday business is important to creating sustainable value for our stockholders and other stakeholders. We have identified nine areas of focus for our Sustainable Leadership program based upon the nature of our business and stakeholder priorities. This framework positions us for regular improvement in corporate social responsibility for us to have an enduring positive impact for our communities and stakeholders. Additional details about these topics and our Sustainable Leadership program with references to global sustainability reporting standards is available from the Corporate Citizenship page of our website at www.formfactor.com.
Under the Sustainable Leadership program, we aim to do the following:
Sustainable Technology	Design products for a positive impact on society and the environment
Our customers can use our test and measurement products to reduce waste and improve yield, and our products are designed for efficiency.
Diversity and Inclusion	Be committed to gender equality, and the inclusion of individuals from diverse cultures, abilities, and backgrounds

Our workforce is markedly diverse, and we treat the recruitment, retention, and promotion of a balanced employee population as an important facet of company performance. To advance diversity and inclusion at all levels of our company, we support diversity and inclusion efforts and programs, such as mentoring and networking programs, recruitment outreach to candidates with diverse backgrounds, diversity and inclusion training, and other management objectives that help support real inclusiveness.

Health and Safety	Provide a safe workplace to provide for the health and well-being of personnel and local communities

We have an array of policies, programs, and processes designed to prevent and manage risks from our operations to the well-being of our personnel and neighboring communities involving dedicated resources, management systems, a range of training for company personnel, and a commitment to minimizing the environmental impact of the materials we use.

Labor and Human Rights	Promote ethical labor practices and human rights with zero tolerance for forced labor

We operate in accordance with high global standards to support freedom and human dignity. In connection with this we support several labor and human rights initiatives, such as prohibiting pay practices that are exploitive, providing ethical working conditions, and striving to provide competitive benefits, pay and employee leave to our employees. In addition, our personnel enjoy freedom of expression, assembly, and movement.

Development and Engagement	Provide rewarding employee experiences and growth in all locations

Our employees have many opportunities to regularly grow and experience the rewards of feedback, training, mentorship, team building, career progression, tuition reimbursement, and a culture of transparency.

Energy and Climate	Value energy efficiency and recognize the importance of addressing climate change

We utilize a variety of state-of-the-art technologies to reduce our power consumption in manufacturing and to maintain efficient environmental controls, and we continue to make progress towards the reduction of our greenhouse gas emissions.

Supply Chain Responsibility	Mitigate the sustainability risks in our extended supply chain

We conduct regular operational reviews to provide oversight of key supplier performance including sustainability risks; we expect our suppliers to commit to the Responsible Business Alliance Code of Conduct, and we conduct inquiries into their responsible sourcing.

Waste and Chemicals	Reduce waste and carefully manage our use of hazardous substances

We have management systems for our use of chemicals designed to avoid unnecessary risks of waste or threats to the environment and closely track usage, safe handling and environmentally conscious disposal of hazardous substances.

Volunteering & Youth Education	Support youth education and give back to communities

Our scholarship and internship programs support educational opportunities; we recruit from local schools, donate equipment to schools and other charitable causes, and run a wide variety of giving and community support programs including blood drives, fundraisers and disaster relief efforts.

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COMPENSATION MATTERS
PROPOSAL NO. 2 — ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Securities Exchange Act of 1934, we are requesting your advisory approval of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion set forth below in this Proxy Statement. This non-binding advisory vote is commonly referred to as a “say on pay” vote. At our 2023 Annual Meeting of Stockholders, consistent with the recommendation of our Board, our stockholders indicated their preference to hold this non-binding “say on pay” advisory vote annually.
As in prior years, at last year’s annual meeting we provided our stockholders with the opportunity to cast an advisory vote regarding the compensation of our named executive officers as disclosed in the proxy statement for the 2023 Annual Meeting. At our 2023 Annual Meeting, our stockholders approved the proposal, with over 98% of voted shares in favor of the proposal.
In fiscal year 2023, the Compensation Committee based its compensation decisions on a variety of factors, including the company’s recent and anticipated performance, job complexity and the value provided, and compensation relative to the company’s peer group, while also considering the effects of compensation on long-term retention, motivation, and alignment with the long-term interests of our stockholders. Peer group trends in other industries with whom we compete for talent were also considered among these factors in evaluating the amount of total direct compensation provided to our named executive officers. By approaching pay in this manner, executives in general should only receive above market pay if warranted by performance under our cash incentive plan or our performance equity grants. In 2023, we continued a compensation practice we started in fiscal year 2012 by granting performance-based RSUs for executives which are tied to company performance over a multi-year period of typically 36 months. Consistent with our broader growth objectives, our 2023 executive compensation program was designed to use a balance of cash and equity and to promote the following purposes:
1.	Focus on performance-based pay as the majority of overall compensation;
2.
Set aggressive performance targets to align the interests of our executives and our stockholders in near-term performance (through our cash incentive plan) and long-term performance (through our equity compensation policy);

3.	Avoid compensation practices that provide for excessive cash compensation and avoid cash-consuming practices such as tax gross-ups, excessive severance and retirement packages, or guaranteed bonuses;
4.
Emphasize performance-based compensation, including grants of performance-based RSUs, to align the interests of our named executive officers with those of our stockholders and incentivize our named executive officers to improve the company’s operational performance and value; and

5.
Maintain executive compensation governance policies that are aligned with the interests of our stockholders, including by providing change in control benefits only in the event of a double-trigger change in control (i.e., requiring both termination of employment as well as a change in control) and only within a reasonable time period following a change of control, and by adopting stock ownership, clawback, and anti-hedging/pledging policies.

We encourage you to carefully review the “Compensation Discussion and Analysis” set forth below in this Proxy Statement for additional details on FormFactor’s executive compensation, including FormFactor’s compensation philosophy and objectives, as well as the processes our Compensation Committee used to determine the structure and amounts of the compensation of our named executive officers in fiscal year 2023.
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We are asking you to indicate your support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to vote “FOR” the approval, on an advisory basis, of the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to FormFactor, Inc.’s named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion set forth in the Proxy Statement for the 2024 Annual Meeting of Stockholders, is hereby approved.”
While the results of this advisory vote are not binding, the Compensation Committee values the opinions expressed by stockholders and will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.
Required Vote
The affirmative vote of a majority of the shares of FormFactor’s common stock present or represented by proxy and voting at the Annual Meeting is required for approval of this Proposal. If you own shares through a bank, broker, or other holder of record you must instruct your bank, broker or other holder of record how to vote in accordance with their specific instructions in order for your vote to be counted on this Proposal.
Our Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers as disclosed in this Proxy Statement.
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COMPENSATION DISCUSSION AND ANALYSIS
This compensation discussion and analysis describes FormFactor’s compensation program for its named executive officers. FormFactor’s named executive officers for fiscal year 2023 were Michael D. Slessor, our President and CEO, and Shai Shahar, our Senior Vice President, and Chief Financial Officer (“CFO”), who were our only executive officers during fiscal year 2023.
Compensation Governance Practices
What We Do
Independence. The Compensation Committee is comprised solely of independent directors. Additionally, the Compensation Committee’s independent compensation consultant is retained directly by the Compensation Committee.

Risk Analysis. Compensation programs are structured to avoid inappropriate risk taking by our executives and all employees by having the appropriate pay philosophy, peer group and market positioning to support reasonable business objectives.

Incentive Award Opportunities Capped. We limit our non-equity incentive plan awards to 200% of the target, and we limit our performance-based equity incentive awards to 200% of the target.

Performance-Based Compensation. The majority of executive officer compensation is aligned with pre-determined, objective measures of company performance with both cash incentives and performance-based equity being earned based upon levels of achievement of goals.

Double-Trigger Change in Control Provisions. The change in control severance agreements provided to senior executives have “double-trigger” provisions and the amount of severance provided is conservatively set compared to companies of a similar size and sector.

Annual Executive Compensation Strategy Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and other factors.

Annual Stockholder Advisory Vote on Named Executive Officer Compensation. We conduct the stockholder advisory vote on the compensation of our named executive officers every year.

Stock Ownership Guidelines. We have adopted strict stock ownership guidelines for our Chief Executive Officer and other executive officers.

Clawback Policy. The Board has adopted a clawback policy applicable to incentive compensation.

What We Don’t Do
No Special Perquisites. We did not provide any special benefits or perquisites to our named executive officers in fiscal year 2023.

No Hedging or Pledging. Our insider trading policy, available on our website, strictly prohibits our directors and officers from purchasing options on our securities, pledging our stock in a margin account or otherwise entering into transactions designed to hedge or offset any decrease in the market value of our stock (such as exchange funds, equity swaps, zero-cost collars and forward sale contracts).

No Guarantees of Employment. We have no employment contracts with any executives that guarantee a term of employment, contain extraordinary severance provisions or guarantee salary increases or bonus amounts.

No Executive Defined Benefit or Retirement Plans. We do not offer supplemental pension arrangements or defined benefit retirement plans or arrangements to our executive officers that are different from or in addition to what is offered to our other employees.

No Dividends or Dividend Equivalents Payable on Unvested Equity Awards. We do not pay dividends or dividend equivalents on unvested or unearned equity compensation awards.

Prohibition of Repricings. Our Equity Incentive Plan prohibits repricings of any grants under the plan without the approval of stockholders.

2024 Proxy Statement	31

2023 Say-On-Pay Vote.
Stockholders expressed strong support for our 2022 compensation structure and outcomes, The “Say on Pay” proposal received greater than 98% support at our 2023 Annual Meeting. The Compensation Committee did not make any material changes to its compensation philosophy and guiding principles in setting fiscal year 2023 compensation as a result of the prior year’s “Say on Pay” vote and has determined that it will continue to apply the same philosophy and guiding principles to the company’s fiscal year 2024 executive compensation program. The Compensation Committee values and will continue to consider stockholder feedback in the future. See also “Fiscal 2024 Compensation Approach” below for a description of additional executive compensation principles.
Elements of Executive Compensation.
The company’s executive compensation program focuses on total direct compensation, which consists of three components: base salary, short-term cash incentives and long-term equity incentives. We provide base salaries that are generally at market-competitive levels, which is one input into how pay is set. We also consider the specific responsibilities of the role, the incumbent’s experience and performance as well as the company’s overall costs. We also offer competitive annual cash incentives and longer-term equity compensation opportunities, to attract and retain superior executives and managers in an extremely competitive environment for qualified talent. We orient our compensation program around the 50th percentile or median relative to our peer group to assess whether the overall package is competitive. This ensures our compensation program is competitive but also that we are mindful of the overall cost of our compensation packages to our stockholders. Although we take into account peer benchmarks, we also consider a number of factors such as performance, criticality of the role, retention and internal pay comparisons when determining the level and form of pay. The Compensation Committee takes a holistic view on setting pay to ensure that the overall compensation program is meeting the company’s objectives and to provide the Compensation Committee and our CEO with the necessary flexibility to structure individual compensation packages that are within market standards. The following table summarizes the major elements of our executive compensation program for our executive officers. We also provide our executive officers with a variety of benefits that are generally available to all employees.
Pay Element	Performance Metric	Objective
Base Salary	N/A	Provide cash compensation commensurate with the level of responsibility, skills, experience and performance of each executive
Cash Incentives	Adjusted Operating Income	Motivate executives to meet and exceed annual goals driving our corporate growth strategy
Equity Incentives	Performance-based RSU – Relative Total Shareholder Return	Provide equity-based compensation opportunities for encouraging long-term performance and delivering value for our stockholders
	Time-based RSUs – N/A	Provide retention and reinforce our ownership culture and alignment with stockholders
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Compensation Framework
Executive Compensation Philosophy.
The Compensation Committee of our Board oversees our company’s executive compensation program and is responsible for ensuring that our named executive officers are compensated in a manner consistent with our business strategy, competitive market practice, sound corporate governance principles and stockholder interests. The core of our executive compensation philosophy is to pay for performance.
Compensation Objectives.
We are committed to a compensation philosophy that is market-competitive and provides that our named executive officers and other employees share in our company’s success. Our executive compensation plans, policies and programs are designed to achieve these three primary objectives:
•	Attract, retain and motivate highly skilled individuals based upon their contribution to the success of our company, and that of our stockholders;
•	Drive outstanding achievement of business objectives and reinforce our company’s strong pay-for-performance culture; and
•	Align our named executive officers’ interests with the long-term interests of our stockholders with a focus on company performance that drives value creation for our stockholders.
Target Pay Position/Mix of Pay.
Our executive compensation program is comprised of a combination of base salary, variable pay-for-performance cash incentive payments, and long-term equity grants. Each of these components is discussed in greater detail below under “Compensation Decisions.” We focus on total direct compensation, and factor in all aspects of pay, including base salary, cash incentives and time-based and performance-based long-term incentives, to maintain a program that, in the aggregate, is market competitive. The Compensation Committee does not have a specific formula that is used to determine the various elements of pay but applies the necessary business judgment required to balance the needs of management in leading the business with those of our stockholders to drive near-term and long-term company performance. We also examine peer group benchmarks and other compensation practices, and taking into account those practices, create an appropriately leveraged, variable compensation program for our named executive officers that reinforces our pay-for-performance culture.
In determining the amounts and forms of compensation, the Compensation Committee also considers such factors as our executives’ experience, performance, internal pay comparisons, retention objectives, and, for the CEO, the relative relationship between the CEO compensation and other leaders in the business, in addition to the impact to the company of cash expenditures and equity dilution. The Compensation Committee believes that this approach best supports a pay-for-performance culture and, in turn, the creation of stockholder value over time. Our emphasis on variable, or at-risk, compensation provides that our named executive officers, subject to retention needs, will only receive target or above-target compensation to the extent that our performance goals have been achieved or exceeded.
As in prior years, our compensation philosophy in 2023 focused on pay-for-performance. We closely aligned the compensation paid to our named executive officers with achievement of both near-term and long-term financial goals. In fiscal year 2023, we structured our compensation mix such that 92% and 86% of the total direct compensation awarded to our CEO and our CFO, respectively, was in the form of variable cash incentives and equity awards. This structure supports our pay for performance culture and places the emphasis on long-term performance and retention incentives for alignment with investors. The graphic below reflects the general allocation of the core elements of named executive officer compensation for fiscal year 2023. At-Risk Pay in the graphic below includes awards granted to our CEO and CFO pursuant to our short-term incentive plan, assuming such awards were earned at target, and our long-term equity incentive awards (RSUs
2024 Proxy Statement	33

and PSUs) utilizing the grant date fair value. We have excluded a time-based RSU award of 14,184 shares granted to our CFO on August 7, 2023 because we consider this grant to have been a one-time occurrence and it was not part of his core target compensation. This one-time grant is further described in the “Fiscal 2023 Equity Awards” section in this Proxy Statement.

Compensation Benchmarking.
As an input into compensation program development, the Compensation Committee assisted by its independent compensation consultant, Aon’s Human Capital Solutions practice, a division of Aon plc (Aon), conducts an annual review of the compensation practices of a defined peer group that forms the basis for this research. In addition, Aon provides data reflecting the compensation practices of companies outside of FormFactor’s peer group by applying the same peer group parameters. This information is considered by the Committee in connection with its examination of the level of pay, mix of pay, and types and competitiveness of the Company’s executive compensation programs. The Compensation Committee, with the assistance of Aon, completed its annual review of our peer group for 2023. Based on the Compensation Committee’s review and the advice of Aon, we added two companies to our peer group: Lattice Semiconductor and Power Integrations. Additionally, CMC Materials and Coherent, were removed from our peer group due to both being acquired. For fiscal year 2023, our peer group consisted of 19 companies for the purposes of evaluating the competitiveness of our named executive officer compensation. The Compensation Committee maintained the general framework for selecting peer companies as in 2022 after considering the policies of outside investors and several governance advisory groups.
34	2024 Proxy Statement

2023 Peer Group
Peer Group Selection Criteria
Global Industry Classification Standard Code	Trailing 12-Months Revenue Range	Market Capitalization Range
Semiconductor — 45301020 and Semiconductor equipment — 45301010	$200 million - $3 billion (0.4x to 2.5x)	$900 million - $9 billion (0.3x to 3x)
Selected Peer Group
Advanced Energy Industries	MACOM Technology Solutions	Silicon Laboratories
Axcelis Technologies	MKS Instruments	Ultra Clean Holdings
Cohu	National Instruments	Veeco Instruments
Entegris	Onto Innovation	Viavi Solutions
Ichor	Photronics	XPeri
Lattice Semiconductor	Power Integrations
MaxLinear	Semtech
In selecting the specific companies, the Compensation Committee considered the objective criteria, whether the company was considered a peer by various institutional advisors, such as Institutional Shareholder Services (ISS) and Glass Lewis, as well as whether the company considered FormFactor a peer. For the 2023 peer group, FormFactor’s revenue was at the 30th percentile against the peer group with a market capitalization falling at the 39th percentile at the time that the group was approved. The Compensation Committee viewed this group as a balanced group reflective of the compensation policies for companies at a similar business stage that are also competing for executive talent in a similar labor market.
Compensation Decisions
The Board has delegated to the Compensation Committee the authority to determine all matters of executive compensation and benefits. The Compensation Committee has delegated to our CEO the responsibility of issuing limited equity grants to new non-executive employees based on a pre-approved schedule and grant guideline. The Compensation Committee may, to the extent permitted under applicable law and regulations and the company’s Certificate of Incorporation and bylaws, delegate to one or more designated members of the Board the authority to perform specific duties and responsibilities of the Compensation Committee. The independent compensation consultant hired by the Compensation Committee, Aon, is retained directly by the Compensation Committee. Aon works directly with the Compensation Committee, and not on behalf of our company’s management, to provide independent advice and recommendations on competitive market practices and specific compensation decisions. The company subscribes to Aon’s Radford Global Compensation Database to gain access to data needed for benchmarking for a variety of roles across the company. The Compensation Committee determined that this retention of Aon did not raise a conflict of interest.
Compensation Components
Base Salaries.
Base salaries are designed to provide market-competitive, fixed compensation, which allows us to attract and retain the highly skilled executives required to drive business results and stockholder value.
There is an annual cycle of the Compensation Committee’s compensation-related activities with the competitive benchmarking provided by the independent consultant being one input into the pay changes that may be considered annually. The Compensation Committee typically reviews base salary rates for our named executive
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officers annually at the regularly scheduled second quarter Compensation Committee meeting, and at other meetings when an executive is considered for promotion. Base salary rates and any annual adjustments are determined by the Compensation Committee based on various factors, including an individual’s level of responsibility, expertise and experience, internal equity, individual and company performance, and competitive conditions in the industry. The market data provided by the independent compensation consultant is one input considered as part of the salary decision-making process, in addition to the cost implications for the company. The Compensation Committee also considers recommendations made by our CEO regarding salary rate adjustments for his direct reports. There is no specific formula applied between the factors in making the specific pay decisions.
With reference to these and other factors, the Compensation Committee members apply their business judgment to determine the level of base salary for executive officers, particularly because base salary is fixed rather than variable. In fiscal year 2023 the Compensation Committee decided to make no changes to the base salary for either Dr. Slessor or for Mr. Shahar. The company also decided not to implement broad-based salary increases for its global workforce in 2023. Dr. Slessor’s and Mr. Shahar’s base salaries and total target cash remain below the peer group 25th percentile for chief executive officers and chief financial officers, respectively.
Variable Cash Incentive Plan.
We provide a variable cash incentive opportunity through our Employee Incentive Plan which awards cash bonuses to our named executive officers and other employees based upon the achievement of pre-determined, quantifiable, and objective corporate goals that are determined by the Compensation Committee and approved by the Board as needed. We determine these corporate goals based upon the company’s operating plan, the drivers of its performance, and its financial and strategic objectives, to set targets that we believe are challenging but reasonably achievable. The development of our annual operating plan begins with a review of the expectations and results from our previous year and the progress made within our long-term strategic objectives. The goal is to create an annual plan that gives everyone in the organization a view of specific targets based on the company’s overarching strategies, and to hold teams accountable for achievement within practical constraints. The Board considers the annual planning process and its outcome as a critical element to creating a united and focused management team and a workforce well connected to the company’s strategic plans. The Board reviews the annual plan as it is being developed and approves the annual plan only after the Board is satisfied that the plan is in the best interest of the company and its stockholders. The direct link between performance under the annual operating plan and the level of cash payouts under the Employee Incentive Plan helps drive achievement of the company’s near and long-term objectives. We believe that structuring these incentives with a quarterly measurement and payout based on the annual operating plan, as opposed to an annual measurement and payout, is in the best interests of the company and its stockholders as the shorter period allows for better goal setting within the operating plan in the context of the rapidly changing dynamics in our industry. The following is an illustration of the calculation of individual cash incentive payments under our Employee Incentive Plan for our executive officers.

The Compensation Committee determined that alignment on a single measure of performance for the variable cash incentive compensation of our named executive officers combines an important measure of business performance with the clarity of having simple and objective goals. There was also a minimum level of achievement of these targets that had to be met in order for any payout to be made, as well as a cap on all payouts to minimize excessive risk taking, as described in more detail below.
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The following table shows the target bonus of each named executive officer as a percentage of salary for 2022 and 2023. The 2023 total target cash compensation (base salary plus target cash incentive) for each of Dr. Slessor and Mr. Shahar remains below the peer group 25th percentile for chief executive officers and chief financial officers, respectively.
Named Executive Officers	2022 Target Bonus as a % of Base-Salary	2023 Target Bonus as a % of Base-Salary
Michael D. Slessor	120%	120%
Shai Shahar	85%	85%
The following table shows the actual 2023 bonus received in relation to the targets for each named executive officer.
Named Executive Officers	2023 Target Bonus	% Payout Achieved	2023 Actual Bonus
Michael D. Slessor	$660,000	28%	$187,872
Shai Shahar	$297,500	28%	$84,685
Since the company did not achieve the financial performance goals established for fiscal year 2023, the actual total cash compensation received by the company’s named executive officers for fiscal year 2023 was significantly below target levels. This approach is aligned with the company’s pay-for-performance philosophy.
Fiscal 2023 Performance and Impact on Executive Compensation.
We generated sales of $663.1 million and $747.9 million in fiscal years 2023 and 2022, respectively. In 2023, our named executive officers earned performance-based cash incentives under our Employee Incentive Plan that depended solely upon meeting pre-defined company financial metric objectives linked to adjusted operating income results. The adjusted operating income results are comprised of non-GAAP operating income before bonus expense adjusted for other non-ordinary events determined by the Compensation Committee that are not within the annual operating plan. The adjusted operating income result was $70.0 million in 2023, a decrease of 44.2% compared to $125.5 million in 2022, primarily as a result of a reduction in revenue and the associated decline in gross margins as a result of the lower operating levels. For fiscal year 2023, achievement of the financial goals under the Employee Incentive Plan was below the target level. Consequently, each named executive officer received below target cash incentive pay at 28% of target. A reconciliation of adjusted operating income results to GAAP financial measures is set forth in Annex A.
At the end of each quarter, the Compensation Committee evaluates the performance of the measurement period to determine the actual achievement against the pre-established financial performance goals under the Employee Incentive Plan. For fiscal year 2023, the company achieved varying levels of performance in each quarter as illustrated below. Based on this performance, the average actual bonus awards were aligned with our performance for the year.
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The following table shows the level of achievement in relation to the applicable financial goals for each quarter in fiscal year 2023.
Period	Adjusted Operating Income Result (in thousands)(1)	Adjusted Operating Income Target (in thousands)(1)	% Payout Achieved(2)
Q1	14,854	29,165	15%
Q2	12,113	29,165	2%
Q3	20,524	29,165	41%
Q4	22,473	27,283	57%
(1)
Adjusted operating income results and target amounts exclude bonus expense, amortization of intangibles, inventory and fixed asset fair value adjustments due to acquisitions, stock-based compensation, restructuring charges, acquisition related expenses, and the effect of certain events that are not intended to impact the Employee Incentive Plan performance measure. A reconciliation of adjusted operating income results to GAAP financial measures is set forth in Annex A.

(2)
As a result of these quarterly achievement levels, each named executive officer earned 28% of his annual target cash incentive award for fiscal year 2023. Achievement is calculated on a constant slope, where there is 0% achievement at $11,666 or below and 100% achievement at $33,539 in quarterly adjusted operating income before bonus expense. The maximum achievement under the plan is 200% of target adjusted operating income.

Equity Compensation.
Our 2012 Equity Incentive Plan authorizes the award of different types of equity awards, including stock options, RSUs and performance-based RSUs. Equity awards to our named executive officers are made at the discretion of the Compensation Committee in accordance with the 2012 Equity Incentive Plan. Equity compensation tied to the performance of our company’s common stock is used to reward performance and contributions to our company, as well as for retention purposes.
The Compensation Committee believes that equity compensation is a very important component of our pay-for-performance compensation philosophy and is an effective way to align compensation for named executive officers over a multi-year period directly with the interests of our company’s stockholders by motivating and rewarding creation and preservation of stockholder value. Equity awards to our named executive officers are generally made on an annual basis, as are annual equity awards made to other employees of our company. All annual grants are historically approved at a regularly scheduled meeting of the Compensation Committee pursuant to our guidelines for equity awards and issued during an open trading window pursuant to our company’s insider trading policy. The Compensation Committee also considers and grants equity awards for special situations from time to time, such as promotions.
Fiscal 2023 Equity Awards.
In fiscal year 2023, the Compensation Committee chose to continue issuing annual equity awards in the form of a combination of performance-based RSUs, representing 50% of the grant value, and time-vested RSUs, representing 50% of the grant value, to our named executive officers. RSUs were awarded because their value is directly impacted by all stock price changes and therefore tied directly to stockholder value. Awards of performance-based RSUs were given to our named executive officers in fiscal year 2023 and are tied to a multi-year Total Shareholder Return (“TSR”) goal. These performance-based RSU awards are based on the company’s TSR on a relative basis against the S&P Semiconductors Select Industry Index.
The fiscal year 2023 annual equity grants made to our named executive officers were considered in light of the Compensation Committee’s objectives and compensation philosophy in determining total target direct compensation, including as relative to our fiscal year 2023 peer group. The time-based RSU awards will vest quarterly in equal installments over a period of three years from the date of grant. The performance-based RSU awards will vest following the end of a three-year performance period, depending on how many of the units are earned (between 0% and 200% of the target amount), as certified by the Compensation Committee, based on the company’s TSR for the period from July 1, 2023 through June 30, 2026 relative to the TSR of the companies identified as being part of the S&P Semiconductors Select Industry Index as of July 1, 2023.
38	2024 Proxy Statement

The table below reflects selected details relating to the TSR awards granted to Dr. Slessor and Mr. Shahar in fiscal year 2023(1).
Objective	Below Threshold	Threshold	Target	Maximum
Percentile Rank	Below the 25th percentile	25th percentile	50th percentile	75th percentile or higher
Payout Percentage	0% - No payout	50%	100%	200%
(1)	Award payouts are calculated using linear interpolation between performance levels.
The individual award amounts for the fiscal year 2023 annual or one-time equity awards to our named executive officers are set forth in the table below.
Named Executive Officer	2023 Time-Based Restricted Stock Unit Awards (#)	2023 Performance Based Restricted Stock Unit Awards (#)(2)
Michael D. Slessor	70,896	70,896
Shai Shahar	21,276(1)	21,276
Shai Shahar	14,184(1)	—
(1)	Mr. Shahar’s grant is comprised of 21,276 time-based RSUs for his 2023 annual equity award and a one-time award of 14,184 time-based RSUs.
(2)
Performance-based RSU awards reflect the “target” number of units that can be earned based on relative TSR performance. Actual units earned may vary from 0% to 200% of the “target” number based upon relative TSR as described above.

See the table entitled “Grants of Plan-Based Awards in Fiscal Year 2023” under “Executive Compensation and Related Information” in this Proxy Statement for additional information regarding these equity awards to our named executive officers in fiscal year 2023.
Taking into consideration the highly competitive market for executive talent and a desire to retain and motivate our Chief Financial Officer, the Compensation Committee also approved a one-time award of time-based RSUs for Mr. Shahar. The Compensation Committee believes this grant is appropriate in the context of Mr. Shahar’s total target cash compensation being below the 25th percentile and that, including this grant, his resulting total direct compensation was just below the peer group 50th percentile. This award will vest quarterly over a three-year period. The number of time-based RSUs and the grant date fair value can be found in the table entitled “Grants of Plan-Based Awards in Fiscal Year 2023”.
Achievement of TSR Awards for performance periods ending in 2023.
Our performance-based RSUs granted in fiscal year 2020 had a three-year performance period that ended June 30, 2023. Our TSR for the three-year measurement period was 12% and ranked 26th out of 33, or in the 22nd percentile of the S&P Semiconductors Select Industry Index. Since we did not achieve the threshold performance required to earn these performance-based RSUs, none of these performance-based RSUs were earned and were forfeited. This result is aligned with the company’s pay-for-performance philosophy. Our performance-based RSUs granted in fiscal years 2021, 2022 and 2023 have a three-year performance period that ends June 30, 2024, June 30, 2025 and June 30, 2026, respectively, based on TSR.
Named Executive Officer/Grant Year	Target Performance-Based Restricted Stock Unit Awards Scheduled to Vest in 2023 (#)	Number of Performance-Based Restricted Stock Units Achieved (#)	% of Target Achievement
Michael D. Slessor	75,000	—	0%
Shai Shahar	32,400	—	0%
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Stock Ownership Guidelines
We have stock ownership guidelines for our executive officers, which are set forth in our company’s Corporate Governance Guidelines. Our Corporate Governance Guidelines state that (i) the CEO of the company shall hold at least the greater of (a) 10,000 shares or (b) shares equal in value to three times (3x) the CEO’s annual base salary; and (ii) each “executive officer” other than the CEO of the company (as determined by the Board) should hold at least the greater of (a) 10,000 shares or (b) shares equal in value to two times (2x) the executive officer’s annual base salary. Shares counted for this purpose shall include shares owned by the executive officer, shares owned jointly with, or separately by spouse and/or minor children, including shares held in trusts, and vested, unreleased RSUs. New executive officers have five years from the time they become executive officers to meet the ownership guidelines. In the event the requisite number of shares is increased by the Board, executive officers will have until the later of three years from the time of the increase or five (5) years from the time they joined the Board or were appointed as an executive officer, respectively, to acquire any additional shares needed to meet such revised guidelines.
As of April 1, 2024, each of the named executive officers was in compliance with our guidelines.
Clawback Policy
We have adopted a revised clawback policy, effective as of October 2, 2023, consistent with the final rules promulgated by the SEC and Nasdaq Stock Market under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which requires that in the event our company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws or that would result in a material misstatement if the error were not corrected in the current period or left uncorrected in the current period, the Compensation Committee will reasonably promptly recover from any current or former executive officer any incentive compensation for the three year period preceding the date on which an accounting restatement is required, based on erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement.
Change of Control and Severance Benefits
Our change of control severance agreements with our executive officers and certain of our other officers are described in this Proxy Statement under “Executive Compensation and Related Information - Change of Control, Severance, Separation and Indemnification Agreements.” Our Chief Executive Officer, Michael D. Slessor, is also eligible for severance benefits outside of a change of control event if he is terminated without cause or resigns for good reason.
The Compensation Committee believes that these agreements protect the interests of our stockholders by providing a framework for avoiding the distraction and loss of key management personnel that may occur in connection with rumored or actual fundamental corporate changes. The uncertainty about the future status of employment among management that can arise in the face of a potential change of control could result in the untimely departure or distraction of key officers. Change of control severance agreements provide support to officers to remain with our company despite uncertainties while a change of control is under consideration or pending, and the Compensation Committee believes that the potential benefits under these agreements are reasonable and generally comparable to competitive agreements offered by our peer companies to their senior executives. Benefits are “double-trigger,” which means that they are provided to the executive only in the event that the executive is terminated, or the executive involuntarily experiences material changes in terms of employment, following a change of control. We do not provide for gross ups for excise taxes under Internal Revenue Code section 280G.
Current performance-based equity awards will be deemed earned at the greater of target or actual results immediately prior to a change of control if the awards will be otherwise forfeited as determined by the Compensation Committee prior to the change of control.
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Other Benefits and Perquisites
Our named executive officers are eligible to participate in various employee benefit plans, including medical, dental and vision plans, life and disability insurance and our company’s 401(k) and stock purchase plans. These benefit plans are the same plans offered to our other U.S.-based employees.
Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the tax deductibility of compensation payable in any particular tax year to certain executive officers to the extent that such compensation exceeds $1 million per officer in any year. However, the Compensation Committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives.
Fiscal 2024 Compensation Approach
For fiscal year 2024, we have not materially changed our approach to executive compensation.
Equity Compensation Plans
The following table sets forth certain information, as of December 30, 2023, concerning securities authorized for issuance under all equity compensation plans of our company.
Plan Category	Number of securities to be issued under outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by our stockholders(1)	2,165,729(2)	—(3)	8,586,265(4)
Equity compensation plans not approved by our stockholders	—	—	—
Total	2,165,729	—	8,586,265
(1)	Includes our 2012 Equity Incentive Plan and the Employee Stock Purchase Plan.
(2)
Represents 1,717,462 shares subject to outstanding time-based restricted stock units, and 448,267 shares subject to unearned performance-based restricted stock units. The unearned performance-based restricted stock units reflect the “target” number of units that can be earned based on the award metric. Actual units earned under grants may vary from 0% to 200% of the “target” number. Excludes securities that may be issued under our Employee Stock Purchase Plan.

(3)	Excludes outstanding RSUs, both “time” and “performance” based awards, which do not have an exercise price.
(4)
Represents, as of December 30, 2023, 4,973,244 shares of our common stock reserved for future issuance under our 2012 Equity Incentive Plan and 3,613,021 shares of our common stock reserved for future issuance under our Employee Stock Purchase Plan, including 197,014 shares subject to purchase during the purchase periods in effect as of December 30, 2023. Securities available for future issuance under the 2012 Equity Incentive Plan reflects unearned performance-based RSU awards based on the metric “target” level. Securities available for issuance will be adjusted accordingly based on the actual units earned.

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COMPENSATION COMMITTEE REPORT
The Compensation Committee reviewed and discussed the “Compensation Discussion and Analysis” contained in this Proxy Statement with our company’s management. Based on these reviews and discussions, the Compensation Committee has recommended to FormFactor’s Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement.
Submitted by the Compensation Committee.
Kelley Steven-Waiss, Chairperson
Rebeca Obregon-Jimenez
Jorge Titinger
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EXECUTIVE COMPENSATION AND RELATED INFORMATION
Executive Officers
Name	Age	Position
Michael D. Slessor	54	President, CEO and Director
Shai Shahar	52	Senior Vice President, CFO
Michael D. Slessor became our CEO on December 28, 2014 and is a member of our Board. Dr. Slessor’s biographical information is described in Proposal No. 1 above.
Shai Shahar has served as our CFO since March 2018. Mr. Shahar served as the Vice President Finance & Operations of Nova Measuring Instruments, a leading provider of metrology solutions used in semiconductor manufacturing, from April 2017 to March 2018. From June 2014 to January 2016, Mr. Shahar served as Vice President Finance and Corporate Controller of PMC-Sierra, Inc., a fabless semiconductor company, and served as its Vice President Finance, FP&A, from 2011 to 2014, following its acquisition of Wintegra, Inc. Mr. Shahar was Chief Financial Officer of Wintegra, Inc., a fabless semiconductor company, from 2006 to 2010. From 1997 to 2006, Mr. Shahar worked in progressive roles as a senior manager at Ernst & Young, where he was responsible for private and public company accounts, including Nasdaq-listed technology companies. Mr. Shahar is a certified public accountant in Israel, and received his bachelor’s degree in Accounting and Economics in 1998 from the Recanati School of Business, Tel Aviv University, Israel.
Summary Compensation
The following table presents information regarding the compensation paid during fiscal years 2023, 2022 and 2021 to our President and CEO and our CFO, who were our only executive officers during fiscal year 2023.
Named Executive Officer and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(4)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Michael D. Slessor, President and CEO	2023	550,000	—	5,980,078	187,872	9,899	6,727,848
	2022	555,769	—	4,258,926	287,589	9,648	5,111,933
	2021	500,000	—	4,189,734	531,769	10,369	5,231,873
Shai Shahar, CFO	2023	350,000	—	2,286,957	84,685	5,975	2,727,617
	2022	357,409	—	1,490,639	131,632	7,674	1,987,354
	2021	322,245	—	1,512,966	239,326	8,123	2,082,660
(1)
The dollar amounts shown are based on the fair value of the award as of the grant date. The fair value of our fiscal year 2023 time-based stock awards was based on the closing fair market value of our common stock as reported on the Nasdaq Stock Market on the grant date. The fair value of our performance-based stock awards (which are market-based stock awards) was derived under a Monte Carlo simulation model. Assumptions used in the calculation of these amounts are described in Note 14, Stock-Based Compensation, to our company’s consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 30, 2023.

(2)	Represents amounts earned for performance in the applicable year under our company’s Employee Incentive Plan, which is described under “Compensation Discussion and Analysis” in this Proxy Statement.
(3)	The amounts in this column represent matching contributions under our company 401(k) Plan and healthcare related benefits.
(4)
The dollar amount shown includes time-based and performance-based RSU awards. The payout range for the performance-based RSU awards is 0% to 200% for the 2023 and 2022 grants and 0% to 150% for the 2021 grant, with the grant date valuation representing the “target” achievement of 100%. Actual performance may vary resulting in fewer or more shares becoming earned and vested, which will vary the realized value of the award. The 2023 grant date value of performance-based RSUs adjusted to assume the maximum achievement of 200% was $7,038,555 and $2,112,281 for Dr. Slessor and Mr. Shahar, respectively. The 2022 grant date value of performance-based RSUs adjusted to assume the maximum achievement of 200% was $5,470,075 and $1,914,556 for Dr. Slessor and Mr. Shahar, respectively. The 2021 grant date value of performance-based RSUs adjusted to assume the maximum achievement of 150% was $3,976,531 and $1,435,964 for Dr. Slessor and Mr. Shahar, respectively.

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Grants of Plan-Based Awards in Fiscal Year 2023
The following table presents information regarding RSUs granted during fiscal year 2023 to our named executive officers. These equity awards were granted under our 2012 Equity Incentive Plan. The vesting schedule for the awards is set forth below in the table “Outstanding Equity Awards at Fiscal Year Ended December 30, 2023.” There can be no assurance that the “Grant Date Fair Value of Stock Awards” will ever be realized. The following table also presents information in the “Non-Equity Incentive Plan Awards” columns regarding potential awards under our Employee Incentive Plan for fiscal year 2023. All awards presented in the table below are further described under “Compensation Discussion and Analysis-Compensation Components” in this Proxy Statement.
	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name		Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Michael D. Slessor	—	—	—	660,000	1,320,000	—	—	—	—
	8/7/2023	—	—	—	—	—	—	70,896	2,460,800
	8/7/2023	—	—	—	35,448	70,896	141,792	—	3,519,277
Shai Shahar	—	—	—	297,500	595,000	—	—	—	—
	8/7/2023	—	—	—	—	—	—	21,276	738,490
	8/7/2023	—	—	—	—	—	—	14,184	492,327
	8/7/2023	—	—	—	10,638	21,276	42,552	—	1,056,141
(1)	Represents the target awards under the Employee Incentive Plan.
(2)
Represents the performance-based RSU awards (which are market-based awards). The performance-based RSU awards were issued on August 7, 2023 and vest on August 1, 2026 based on the company’s relative TSR performance from July 1, 2023 through June 30, 2026.

(3)
Represents the time-based RSU awards granted. The time-based RSU awards were issued on August 7, 2023 and vest quarterly over a three-year period in three equal installments on August 7, 2024, 2025 and 2026.

(4)
Represents the aggregate grant date fair value of time-based and performance-based RSU awards. The grant date fair value of the performance-based RSU awards represents the target achievement of 100% and is derived using a Monte Carlo simulation model. The grant date fair value of our time-based RSU awards is based on the closing fair market value of our common stock on the Nasdaq Stock Market on the grant date.Assumptions used in the calculation of these amounts are described in Note 14, Stock-Based Compensation, to our company’s consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 30, 2023. The use of any stock-based compensation valuation model should not be interpreted as a prediction of the actual value that may be realized from the award.

44	2024 Proxy Statement

Outstanding Equity Awards at Fiscal Year Ended December 30, 2023
The following table presents information regarding outstanding stock awards held by our named executive officers at December 30, 2023. None of our named executive officers held outstanding stock option awards at December 30, 2023.
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Michael D. Slessor	13,536(2)	564,587	91,373(5)	3,811,147
	28,853(3)	1,203,459	64,919(6)	2,707,771
	64,988(4)	2,710,649	141,792(7)	5,914,144
Shai Shahar	4,889(2)	203,920	32,996(5)	1,376,242
	10,098(3)	421,188	22,722(6)	947,735
	32,505(4)	1,355,784	42,552(7)	1,774,844
(1)
Market value was determined by multiplying the closing fair market value for a share of our company’s common stock as of December 29, 2023, which was our company’s last business day of fiscal year 2023, of $41.71, by the number of unvested and unearned units.

(2)	33.33% of the stock units vest each August 2 commencing after August 2, 2021.
(3)	33.33% of the stock units vest each August 1 commencing after August 1, 2022.
(4)	8.33% of the stock units vest quarterly over three years commencing after August 7, 2023.
(5)
Represents 150% of the market-based restricted stock units granted August 2, 2021 that will vest based on the company’s TSR relative to the TSR of the companies identified as being part of the S&P Semiconductor Select Industry Index for the period from July 1, 2021 to June 30, 2024. As of December 30, 2023, the award achievement level was calculated at 130% of target. The payout range for the market-based restricted stock unit award is 50% to 150%. Any earned units will vest on the Compensation Committee’s certification date in 2024.

(6)
Represents 100% of the market-based restricted stock units granted August 1, 2022 that will vest based on the company’s TSR relative to the TSR of the companies identified as being part of the S&P Semiconductor Select Industry Index for the period from July 1, 2022 to June 30, 2025. As of December 30, 2023, the award achievement level was calculated at 62% of target. The payout range for the market-based restricted stock unit award is 50% to 200%. Any earned units will vest on the Compensation Committee’s certification date in 2025.

(7)
Represents 200% of the market-based restricted stock units granted August 7, 2023 that will vest based on the company’s TSR relative to the TSR of the companies identified as being part of the S&P Semiconductor Select Industry Index for the period from July 1, 2023 to June 30, 2026. As of December 30, 2023, the award achievement level was calculated at 200% of target. The payout range for the market-based restricted stock unit award is 50% to 200%. Any earned units will vest on the Compensation Committee’s certification date in 2026.

2024 Proxy Statement	45

Option Exercises and Stock Vested During Fiscal Year Ended December 30, 2023
The following table presents information concerning the exercise of options during fiscal year 2023 by our named executive officers, and the vesting of stock units held by them during fiscal year 2023 (with the reported value based on the market price on the applicable date).
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael D. Slessor	—	—	50,539	1,758,896
Shai Shahar	—	—	20,093	695,931
Change of Control, Severance, Separation and Indemnification Agreements
Change of Control Severance Agreements. We have entered into change of control severance agreements with each of our named executive officers and certain other officers. Each change of control severance agreement provides for the officer to receive the following severance benefits upon a qualifying termination of employment within twelve (12) months following a change of control of our company, or within ninety (90) days prior to a change of control, subject to the officer signing a release of claims in favor of our company:
•
a lump sum cash severance payment equal to one year’s annual base salary and the greater of (a) the product of the annual base salary and the annual target bonus percentage in effect in effect on the date of termination (the “Annual Bonus Target”) or (b) the Annual Bonus Target multiplied by the average rate of annual bonus relative to the target paid to officers covered by similar change of control severance agreements for the two most recently completed fiscal years (subject to the participating officer’s compliance with a confidentiality agreement and an agreement not to solicit employees of our company for one year after termination);

•
a lump sum cash payment equal to the amount of the company’s monthly health insurance premium under COBRA in effect on the date of the employee’s separation under the company’s group health plan for the type of coverage in effect for the employee under such plan, multiplied by twelve; and

•
acceleration in full of the vesting and exercisability of all equity awards at the time of the change of control and any forfeiture provisions and/or company right of repurchase automatically lapsing in full.

If a participating officer materially breaches the confidentiality and non-solicit obligations applicable to them, they will no longer be entitled to receive any remaining unpaid portion of the benefits described above. Terminations of employment that entitle the officer to receive severance benefits under the change of control severance agreement consist of either a termination by our company without “cause” or by resignation of the officer for “good reason” within 120 days of an event constituting “good reason”, in each case, within one year following a “change of control.” The change of control severance agreements include the following definitions:
•	“change of control” means the first to occur of any of the following events:
(i)
the consummation of a merger or consolidation of our company with any other corporation, other than a merger or consolidation which would result in the voting securities of our company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into or exchanged for voting securities of the surviving entity) more than 60% of the total voting power represented by the voting securities of our company or such surviving entity outstanding immediately after such merger or consolidation;

46	2024 Proxy Statement

(ii)
(A) any approval by our stockholders of a plan of complete liquidation of our company, other than as a result of insolvency or (B) the consummation of the sale or disposition (or the last in a series of sales or dispositions) by our company of all or substantially all of our company’s assets, other than a sale or disposition to a wholly-owned direct or indirect subsidiary of our company and other than a sale or disposition which would result in the voting securities of our company outstanding immediately prior thereto continuing to represent (by being converted into or exchanged for voting securities of the entity to which such sale or disposition was made) more than 60% of the total voting power represented by the voting securities of the entity to which such sale or disposition was made after such sale or disposition; or

(iii)
any “person” (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of our company representing 40% or more of the total voting power represented by our company’s then outstanding voting securities; or

(iv)	during any period of two consecutive years after the effective date of the change of control severance agreement, the incumbent directors cease for any reason to constitute a majority of our Board.
•	“cause” means the occurrence of any of the following:
(i)
any act of personal dishonesty taken by the employee in connection with his or her responsibilities as an employee which is intended to result in substantial personal enrichment of the employee and is reasonably likely to result in material harm to our company;

(ii)	the employee’s conviction of a felony;
(iii)	a willful act by the employee which constitutes misconduct and is materially injurious to our company; or
(iv)
continued willful violations by the employee of the employee’s obligations to our company after the employee has received a written demand for performance from our company which describes the basis for our company’s belief that the employee has not substantially performed his or her duties.

•	“good reason” means the occurrence of any of the following:
(i)
without the employee’s express written consent, a material reduction of the employee’s duties, position or responsibilities relative to the employee’s duties, position or responsibilities in effect immediately prior to the change of control;

(ii)	a reduction of more than 10% of the employee’s base salary or target bonus as in effect immediately prior to the change of control;
(iii)	without the employee’s express written consent, the relocation of the employee’s primary work location by more than 50 miles; or
(iv)	the failure of our company to obtain the assumption of the change of control severance agreement by a successor;
provided, however, that the employee will have good reason to terminate employment only if (i) the employee provides notice to the company of the existence of the event or circumstances constituting good reason specified in any of the preceding clauses within 90 days of the initial existence of such event or circumstances, and (ii) the company does not remedy such event or circumstances within 15 days following receipt of such notice.
2024 Proxy Statement	47

The change of control severance agreements provide that if payments to an officer will constitute “excess parachute payments” (as such term is defined under Section 280G of the Internal Revenue Code or any successor provisions, and the regulations promulgated thereunder) that will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the severance benefits will be reduced only to the extent that such reduction would increase the benefits received by the officer on an after-tax basis. The change of control severance agreements do not alter the at-will employment of the officers who have entered into them.
The following table presents information regarding change of control payment and benefit estimates for our named executive officers who were subject to the change of control severance agreement at fiscal year-end. We prepared the table assuming that both a change of control occurred, and the employment of our current named executive officers was terminated without cause or by resignation of the officer for good reason on December 29, 2023, which was our company’s last business day of fiscal year 2023. For RSU awards, the intrinsic value is based upon the December 29, 2023 closing price for our company’s common stock of $44.71. The various amounts listed are estimates only. The actual amounts to be paid can only be determined at the time of such change of control and such officer’s separation from our company.
	Michael D. Slessor	Shai Shahar
Base salary ($)	550,000	350,000
Short-term incentive compensation ($)(1)	660,000	297,500
Stock options ($)	—	—
Stock awards ($)(2)	16,403,605	5,896,213
Health benefits ($)	37,211	29,373
Sub-Total ($)	17,650,815	6,573,087
280G Reduction in Severance Benefits ($)	—	—
Total ($)	17,650,815	6,573,087
(1)
Short-term incentive compensation includes the Annual Bonus Target multiplied by the greater of 100% or the average rate of annual bonus earned for the two most recently completed fiscal years. Our Employee Incentive Plan has achieved payouts of 28% and 47% for fiscal years 2023 and 2022, respectively, resulting in an average for the two most recently completed fiscal years of 38%.

(2)
Stock awards include time-based RSU awards and market (TSR) based RSU awards. The change of control payout percentages of 130%, 100% and 200% for the market (TSR) based RSU awards granted in 2021, 2022 and 2023, respectively, are calculated at the greater of target or the actual TSR payout percent based on the achievement as of December 30, 2023.

Severance Agreement with Dr. Slessor. The CEO Change of Control and Severance Agreement with Dr. Slessor also provides that if his employment is terminated by our company as a result of any involuntary termination at any time other than within twelve (12) months following or ninety (90) days prior to a change of control (as these terms are defined in the agreement), subject to his signing a release of claims in favor of the company, he will receive:
•	a lump sum cash severance payment equal to one year of his then annual base salary plus the Annual Bonus Target;
•
a lump sum cash payment equal to the amount of the company’s monthly health insurance premium under COBRA in effect on the date of his separation under the company’s group health plan for the type of coverage then in effect for him under such plan, multiplied by twelve (12); and

•
accelerated vesting of his outstanding equity awards as if he had continued in employment for twelve (12) additional months following his separation; provided that with respect to any performance-based equity award for which the performance period has not ended as of the date of termination but for which the initial vesting date would occur within twelve (12) months following his separation, such performance award will remain outstanding and, upon determination of the amount earned for such performance period, the earned amount of the performance award will be subject to the same twelve (12) month acceleration; and he will have twelve (12) months following his separation to exercise any vested stock options not to exceed the expiration date of such options.

48	2024 Proxy Statement

The following table presents information regarding payment and benefit estimates for Dr. Slessor assuming that his employment with our company was terminated without cause by us or by his resignation within 120 days of any event constituting good reason on December 29, 2023, which was our company’s last business day of fiscal year 2023. For RSU awards, the intrinsic value is based upon the December 29, 2023 closing price for our company common stock of $44.71. The various amounts listed are estimates only. The actual amounts to be paid can only be determined at the time of his separation from our company.
Michael D. Slessor
Base salary ($)	550,000
Short-term incentive compensation ($)	660,000
Stock options ($)	—
Stock awards ($)(1)	5,881,013
Health benefits ($)	37,211
Sub-Total ($)	7,128,224
280G Reduction in Severance Benefits ($)	—
Total ($)	7,128,224
(1)
Stock awards include time-based restricted stock unit awards and market (TSR) based restricted stock unit awards. The value for the market (TSR) based restricted stock unit awards are calculated at the maximum achievement level for such grants.

Indemnification Agreements. We have entered into indemnification agreements with each of our current and former directors, current and former executive officers and certain other officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to our company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. These indemnification agreements are in addition to the indemnity provisions in our Certificate of Incorporation and bylaws. We also intend to enter into indemnification agreements with our future directors and executive officers.
PEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our median-compensated employee’s annual total compensation to the annual total compensation of our Principal Executive Officer (“PEO”).
The purpose of this disclosure is to provide a measure of the equitability of pay within our company. We believe our compensation philosophy and process yield an equitable result for all of our employees. During fiscal year 2023, FormFactor’s PEO was our President and CEO, Dr. Michael D. Slessor. The combined annual total compensation for Dr. Slessor and for our median-compensated employee and the resulting estimated pay ratio are reflected in the table below.
PEO Pay Ratio
PEO Annual Total Compensation*	$6,727,848
Median-Compensated Employee Annual Total Compensation	$85,296
PEO to Median Employee Pay Ratio	79:1
*	The annual total compensation reflected here is the amount reflected in the “Summary Compensation Table”.
In accordance with Item 402(u) of Regulation S-K, we identified the median-compensated employee using our employee population (excluding the PEO) as of December 30, 2023. On this date, we employed approximately 2,115 people worldwide. In a manner consistent with SEC rules, we identified the median-compensated employee by use of a consistently applied compensation measure. Specifically, we identified the median-compensated employee by (i) calculating annual base pay plus target bonus or sales incentive (each
2024 Proxy Statement	49

compensation element was annualized for employees not employed for the full year), and (ii) ranking this compensation measure for our employees from lowest to highest. Once the median-compensated employee was identified, we calculated the median-compensated employee’s total annual compensation in accordance with the requirements of the Summary Compensation Table. Components of compensation paid in foreign currencies were converted to U.S. dollars based on exchange rates in effect as of the end of our 2023 fiscal year.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Because the SEC rules for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
50	2024 Proxy Statement

Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our PEO and Non-PEO named executive officers (“NEOs”) and company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
					Value of Initial Fixed $100 Investment based on:(4)
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1),(2),(3) ($)	Average Summary Compensation Table Total for Non- PEO NEOs(1) ($)	Average Compensation Actually Paid to Non- PEO NEOs(1),(2),(3) ($)	TSR ($)	Peer Group TSR ($)	Net Income ($ Millions)	TSR Percentile Rank(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	6,727,848	13,476,551	2,727,617	5,101,521	160.6	212.5	82.4	84.6
2022	5,111,933	(2,441,277)	1,987,354	(897,158)	85.6	158.1	50.7	28.9
2021	5,231,873	2,791,024	2,082,660	1,146,973	171.4	227.5	83.9	5.4
2020	4,588,247	13,461,558	2,064,727	5,424,209	164.0	159.1	78.5	72.2
(1)	Michael D. Slessor, our President and CEO, was our PEO for each year presented. The only Non-PEO NEO for each year presented was Shai Shahar, our CFO.
(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the company’s PEO or non-PEO NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for Dr. Slessor and Mr. Shahar as set forth in the table below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

(4)
The Peer Group TSR set forth in this table utilizes the S&P Semiconductors Select Industry Index, which we also utilize in the stock price performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the fiscal year ended December 30, 2023. The comparison assumes $100 was invested for the period starting December 27, 2019 through the end of the applicable year reflected in the table, in the company and in the S&P Semiconductors Select Industry Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
We determined TSR Percentile Rank relative to the constituents of the S&P Semiconductors Select Industry Index to be the most important financial performance measure used to link company performance to Compensation Actually Paid to our PEO and non-PEO NEOs in 2023. TSR Percentile Rank is the “Company Selected Measure” for 2022 and 2023. This column presents the TSR Percentile Rank (or the relative ranking of the company's Total Shareholder Return as compared to the Total Shareholder Returns of the companies included in the S&P Semiconductors Select Industry Index) for each covered year. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards ($)	Inclusion of Equity Values(1) ($)	Compensation Actually Paid to PEO ($)
2023	6,727,848	5,980,078	12,728,781	13,476,551
2022	5,111,933	4,258,926	(3,294,284)	(2,441,277)
2021	5,231,873	4,189,734	1,748,885	2,791,024
2020	4,588,247	3,311,000	12,184,311	13,461,558
Year	Summary Compensation Table Total for Non-PEO NEOs ($)	Exclusion of Stock Awards and Option Awards ($)	Inclusion of Equity Values(1) ($)	Compensation Actually Paid to Non-PEO NEOs ($)
2023	2,727,617	2,286,957	4,660,861	5,101,521
2022	1,987,354	1,490,639	(1,393,873)	(897,158)
2021	2,082,660	1,512,966	577,280	1,146,973
2020	2,064,727	1,430,352	4,789,834	5,424,209
(1)	The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables.
2024 Proxy Statement	51

Principal Executive Officer
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2023	7,413,921	5,029,766	214,342	70,752	—	—	12,728,781
2022	2,055,593	(5,015,629)	—	(334,248)	—	—	(3,294,284)
2021	4,833,797	(1,385,403)	—	(1,699,509)	—	—	1,748,885
2020	5,815,370	5,933,234	—	435,707	—	—	12,184,311
Other Named Executive Officers
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non- PEO NEOs ($)	Total - Inclusion of Equity Values for Non-PEO NEOs ($)
2023	2,767,243	1,786,740	107,207	(329)	—	—	4,660,861
2022	719,464	(1,980,401)	—	(132,936)	—	—	(1,393,873)
2021	1,745,546	(579,687)	—	(588,579)	—	—	577,280
2020	2,512,240	2,367,636	—	(90,042)	—	—	4,789,834
Relationship Between Compensation Actually Paid, Company TSR and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO and non-PEO NEOs and the cumulative TSR over the four most recently completed fiscal years of the company and the S&P Semiconductors Select Industry.

CAP vs. Company TSR & Peer Group TSR
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
-$3.0
Compensation Actually Paid ($ Millions)
$250
$200
$150
$100
$50
$0
Total Shareholder Return
FY-2020
FY-2021
FY-2022
FY-2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEO
FormFactor, Inc. TSR
S&P Semiconductors Select Industry Index TSR

52	2024 Proxy Statement

Relationship Between Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO and non-PEO NEOs and the company’s net income during the four most recently completed fiscal years.

CAP vs. Net Income
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
-$3.0
Compensation Actually Paid ($ Millions)
$100
$80
$60
$40
$20
$0
Net Income ($ Millions)
FY-2020
FY-2021
FY-2022
FY-2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEO
FormFactor, Inc. Net Income

Relationship Between Compensation Actually Paid and TSR Percentile Rank
The following chart sets forth the relationship between Compensation Actually Paid to our PEO and non-PEO NEOs and the company’s TSR Percentile Rank during the four most recently completed fiscal years.

CAP vs. TSR Percentile Rank
Compensation Actually Paid ($ Millions)
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
-$3.0
TSR Percentile Rank
100
80
60
40
20
0
FY-2020
FY-2021
FY-2022
FY-2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEO
TSR Percentile Rank

2024 Proxy Statement	53

Tabular List of Most Important Performance Measures
The following table presents the financial performance measures that the company considers to have been the most important in linking Compensation Actually Paid to our PEO and non-PEO NEOs for 2023 to company performance. The measures in this table are not ranked.
Performance Measures
Total Shareholder Return
Adjusted Operating Income
Total Shareholder Percentile Rank
54	2024 Proxy Statement

AUDIT MATTERS
PROPOSAL NO. 3 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2024
The third proposal is to ratify the selection of KPMG LLP (“KPMG”) as FormFactor’s independent registered public accounting firm for fiscal year 2024. The Audit Committee of our Board has appointed KPMG as the independent registered public accounting firm to perform the audit of our financial statements for fiscal year 2024, and our stockholders are being asked to ratify such selection. Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting if they desire to do so. KPMG has served as the company’s independent registered public accounting firm since 2013.
Ratification by our stockholders of the selection of KPMG as our independent registered public accounting firm is not required by applicable law, our Certificate of Incorporation, our bylaws or otherwise. However, our Board is submitting the selection of KPMG to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify this selection, our Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.
Required Vote
The affirmative vote of a majority of the shares of FormFactor’s common stock present or represented by proxy and voting at the annual meeting is required for approval of this Proposal. This Proposal is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with this Proposal.
Our Board of Directors recommends a vote FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2024.
Principal Auditor Fees and Services
Our Board is recommending a vote for ratification of the selection of KPMG as the company’s independent registered accounting firm for fiscal year 2024. The following is a summary of fees for professional services rendered to our company by KPMG, our independent registered public accountant, related to fiscal year 2023 and 2022.
	2023	2022
Audit Fees	$2,133,000	$2,041,000
Audit-Related Fees	$150,000	—
Tax Fees	—	—
All Other Fees	—	—
Total	$2,283,000	$2,041,000
Audit Fees. Audit Fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements for fiscal years 2023 and 2022, the audit of the effectiveness of our internal
2024 Proxy Statement	55

control over financial reporting, and the review of our consolidated financial statements included in our Form 10-Q quarterly reports for fiscal years 2023 and 2022. Audit fees also include services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
Audit-Related Fees. Audit-Related Fees consist of fees billed for assurance and related services that are traditionally performed by the independent registered public accountant and are not reported under “Audit Fees.” We did not incur any such fees for fiscal year 2022.
Tax Fees. Tax Fees consist of fees billed for professional services for tax compliance, tax preparation, tax advice and tax planning. These services consist of assistance regarding federal, state, and international tax compliance, assistance with the preparation of various tax returns, research and design tax study and international compliance. We did not incur any such fees for fiscal years 2023 or 2022.
All Other Fees. All Other Fees consist of fees for products and services other than the services reported above. We did not incur any such fees for fiscal years 2023 or 2022.
Pre-Approval of Audit and Non-Audit Services of Auditor
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to our Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services described above with respect to Audit Fees and Audit-Related Fees for fiscal years 2023 and 2022 were pre-approved by our Audit Committee.
56	2024 Proxy Statement

REPORT OF THE AUDIT COMMITTEE
The Audit Committee oversees FormFactor’s accounting and financial reporting processes on behalf of our Board of Directors. FormFactor’s management has primary responsibility for the preparation and integrity of our company’s consolidated financial statements, for implementing systems of internal control over financial reporting and for other financial reporting-related functions. The company’s independent registered public accounting firm for fiscal year 2023, KPMG, was responsible for performing an independent audit of FormFactor’s consolidated financial statements for fiscal year 2023, expressing an opinion, based upon its audit, as to the conformity of such financial statements with generally accepted accounting principles in the United States and attesting to the effectiveness of FormFactor’s internal control over financial reporting.
In discharging its oversight responsibility, the Audit Committee has reviewed and discussed, with our management and KPMG, the audited consolidated financial statements of FormFactor as of and for the year ended December 30, 2023, including a discussion of the quality of FormFactor’s financial reporting and internal control over financial reporting, as well as the selection, application, and disclosure of critical accounting policies.
The Audit Committee has discussed with KPMG, with and without the company’s management present, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received and reviewed the written disclosures and the letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with KPMG the independent accountant’s independence.
Based on the above-mentioned reviews and discussions, the Audit Committee has recommended to our Board of Directors that FormFactor’s consolidated financial statements as of and for the year ended December 30, 2023 be included in the company’s Annual Report on Form 10-K for the year ended December 30, 2023.
Submitted by the Audit Committee.
Brian White, Chairperson
Kevin Brewer
Lothar Maier
Sheri Rhodes
2024 Proxy Statement	57

ADDITIONAL INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
Beneficial Ownership of Our Securities
The following table presents information regarding the beneficial ownership of our common stock as of March 18, 2024 for:
•	each person or entity known by us to own beneficially more than 5% of our common stock;
•	each of our directors and nominees;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.
The percentage of beneficial ownership for the following table is based on 77,418,218 shares of our common stock outstanding as of March 18, 2024. Beneficial ownership is determined under the rules and regulations of the SEC and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days of March 18, 2024 through the exercise of any option, unit or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules and regulations of the SEC, that only the person or entity whose ownership is being reported has exercised options, units or other rights into shares of our common stock.
To our knowledge, except under community property laws or as otherwise noted, the persons named in the table below have sole voting and sole investment power with respect to all equity beneficially owned. Unless otherwise indicated, each director, named officer and 5% stockholder listed below maintains a mailing address of c/o FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551.
Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
BlackRock, Inc.(1)	11,913,676	15.4%
The Vanguard Group, Inc.(2)	9,468,123	12.2%
EARNEST Partners, LLC(3)	6,053,436	7.8%
Thomas St. Dennis(4)	31,931	*
Michael D. Slessor(5)	505,689	*
Kevin Brewer(6)	—	*
Lothar Maier(7)	111,723	*
Rebeca Obregon-Jimenez(8)	4,833	*
Sheri Rhodes(9)	14,183	*
Shai Shahar(10)	30,546	*
Kelley Steven-Waiss(11)	30,623	*
Jorge Titinger(12)	9,142	*
Brian White(13)	4,520	*
All current directors and executive officers as a group (10 persons)(14)	743,190	*
*	Represents beneficial ownership of less than 1%.
(1)
As reported in Amendment No. 17 to Schedule 13G/A of BlackRock, Inc. reflecting beneficial ownership as of December 31, 2023, which was filed on January 22, 2024 with the SEC. BlackRock, Inc. reported sole voting power with respect to 11,805,336 shares, shared voting and dispositive power with respect to no shares, and sole dispositive power with respect to 11,913,676 shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

58	2024 Proxy Statement

(2)
As reported in Amendment No. 13 to Schedule 13G/A of The Vanguard Group, Inc. reflecting beneficial ownership as of December 29, 2023, which was filed on February 13, 2024 with the SEC. The Vanguard Group, Inc. reported sole voting power with respect to no shares, shared voting power with respect to 142,181 shares, sole dispositive power with respect to 9,242,595 shares and shared dispositive power with respect to 225,528 shares. The address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(3)
As reported in Amendment No. 5 to Schedule 13G/A of EARNEST Partners, LLC reflecting beneficial ownership as of December 31, 2023, which was filed on February 12, 2024 with the SEC. EARNEST Partners, LLC reported sole voting power with respect to 5,151,498 shares, and shared dispositive power with respect to no shares, and sole dispositive power with respect to 6,053,436 shares. The address of EARNEST Partners, LLC is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

(4)	Represents 31,931 shares held directly by Mr. St. Dennis.
(5)	Represents 499,781 shares held directly by Dr. Slessor and 5,909 units convertible to common stock, 5,909 of which shares and units will be vested within 60 days of March 18, 2024.
(6)	Represents no shares held directly by Mr. Brewer.
(7)	Represents 12,000 shares held by the Maier Family Revocable Trust and 99,723 shares held directly by Mr. Maier.
(8)	Represents 4,833 shares held directly by Ms. Obregon-Jimenez.
(9)	Represents 14,183 shares held directly by Ms. Rhodes.
(10)	Represents 27,591 shares held directly by Mr. Shahar and 2,955 units convertible to common stock, 2,955 of which shares and units will be vested within 60 days of March 18, 2024.
(11)	Represents 30,623 shares held directly by Ms. Steven-Waiss.
(12)	Represents 9,142 shares held directly by Mr. Titinger.
(13)	Represents 4,520 shares held directly by Mr. White.
(14)
Represents 734,327 shares held directly or in a revocable trust by the company’s directors and executive officers as a group and 8,863 units convertible into common stock, 8,863 of which shares and units will be vested within 60 days of March 18, 2024.

2024 Proxy Statement	59

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Our Board recognizes that transactions between our company and persons or entities that may be deemed related persons can present potential or actual conflicts of interest and create the appearance of impropriety. Accordingly, our Board has delegated authority for the review and approval of all related person transactions, as well as matters pertaining to the integrity of the Board and management, including conflicts of interest, to the Governance and Nominating Committee. Pursuant to that authority, the Governance and Nominating Committee has adopted a written Statement of Policy Regarding Related Person Transactions and Senior Management Conflicts of Interest to provide procedures for reviewing, approving, and ratifying (i) any transaction involving our company or any of its subsidiaries that involves an aggregate amount of $120,000 or more in which a stockholder holding 5% or more of the company’s voting securities, director, nominee for director, or executive officer, or any member of their immediate family, has or will have a direct or indirect material interest as determined by our Governance and Nominating Committee (a “related person transaction”), and (ii) any transaction involving “Senior Management,” which includes any employee reporting directly to the company’s Chief Executive Officer or any other employee designated by the CEO as a member of Senior Management, that may present a potential or actual conflict of interest, as described in the company’s Code of Business Conduct. This policy is intended to supplement, and not to supersede, our company’s other policies that may be applicable to or involve transactions with related persons, such as the company’s Code of Business Conduct. The Committee may approve a related person transaction only if the Committee determines in good faith that the transaction is not inconsistent with the interests of the company and its stockholders.
From the beginning of fiscal year 2023 until the present, there have been no related person transactions (and there are no currently proposed) transactions, or series of similar transactions, other than the compensation arrangements for directors and executive officers described above, that are required to be disclosed under applicable SEC rules.
60	2024 Proxy Statement

PROPOSALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy
Materials. Our stockholders may submit proposals in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be included in our proxy materials relating to our 2025 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and the information required by Rule 14a-8 must be received by us no later than December 2, 2024. Such proposals should be delivered or mailed to the attention of our Corporate Secretary at our principal executive offices at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, and we also encourage you to send a copy via e-mail to corporatesecretary@formfactor.com. Submission of a proposal under Rule 14a-8 does not guarantee that it will be included in our proxy statement and form of proxy.
Requirements for Stockholder Proposals or Nominations to be Brought Before Our Annual
Meeting. Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, the stockholder must have given timely notice thereof in writing to the Corporate Secretary not less than 75 days nor more than 105 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders. To be timely for the 2025 Annual Meeting of Stockholders, a stockholder’s notice must be received by us between and including the close of business (5:00 p.m. Pacific Time) on February 1, 2025 and March 3, 2025. Such proposals should be delivered or mailed to the attention of our Corporate Secretary at our principal executive offices at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, and we also encourage you to send a copy via e-mail to corporatesecretary@formfactor.com. In no event will the public announcement of an adjournment or a postponement of our annual meeting of stockholders (including any such adjournment or postponement resulting from a national emergency, including a pandemic) commence a new time period for the giving of a stockholder’s notice as provided above. A stockholder’s notice to the Corporate Secretary must for each matter the stockholder proposes to bring before the annual meeting set forth the information required by our bylaws and applicable law.
In addition to satisfying the deadlines in the advance notice provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must comply with the additional requirements under Rule 14a-19(b).
2024 Proxy Statement	61

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to file reports of ownership and reports of changes in ownership with the SEC.
Based on company records and our review of the copies of the Forms 3, 4 and 5, and amendments to these forms, filed with the SEC and the written representations from our directors and executive officers, FormFactor believes that all SEC filing requirements applicable to its directors, executive officers and beneficial owners were complied with for the year ended December 30, 2023, except that there was a delay in filing Forms 4 reporting RSU awards made to each of Mr. Maier, Ms. Obregon-Jimenez, Ms. Rhodes, Ms. Steven-Waiss, Mr. St. Dennis, Mr. Titinger and Mr. White on May 19, 2023, which were not filed until May 30, 2023, and to each of Dr. Slessor and Mr. Shahar on August 27, 2023, which were not filed until August 30, 2023.
62	2024 Proxy Statement

OTHER BUSINESS
Our Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the accompanying Notice of 2024 Annual Meeting of Stockholders. As to any business that may properly come before the Annual Meeting, however, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the designated proxy holder.
Whether or not you are able to attend this year’s Annual Meeting, we urge you to vote your shares through the Internet in accordance with the instructions in the Notice of Internet Availability of Proxy Materials that you received in the mail, or by signing, dating, and returning a proxy card at your earliest convenience.
BY ORDER OF THE BOARD OF DIRECTORS

Vandana Chand
Assistant Secretary
Livermore, California
April 1, 2024
2024 Proxy Statement	63

ANNEX A - RECONCILIATION OF ADJUSTED (NON-GAAP) AND GAAP FINANCIAL MEASURES
In this Proxy Statement we have presented financial measures that were used in determining the performance cash incentive compensation of executive officers and which have not been determined in accordance with generally accepted accounting principles (“GAAP”) and are therefore non-GAAP financial measures. We believe that the measure of adjusted operating income used under our Employee Incentive Plan is well aligned with how investors assess our operating performance and therefore represents a proper basis in implementing our pay-for-performance approach. Below is a reconciliation of non-GAAP financial measures to measures that we have reported in accordance with GAAP. Because our calculation of non-GAAP financial measures may differ from similar measures used by other companies, investors should be careful when comparing our non-GAAP financial measures to those of other companies.
	Three Months Ended (In thousands)				Twelve Months Ended (In thousands)
	April 1, 2023 ($)	July 1, 2023 ($)	September 30, 2023 ($)	December 30, 2023 ($)	December 30, 2023 ($)	December 31, 2022 ($)
GAAP operating income	$91	($1,312)	$2,707	$81,270	$82,756	$54,912
Adjustments:
Amortization of intangibles, inventory and fixed asset fair value adjustments due to acquisitions	2,903	2,656	1,584	1,274	8,417	11,092
Stock-based compensation	9,290	9,204	10,839	9,283	38,616	31,337
Restructuring charges	922	618	—	—	1,540	15,439
Gain on contingent consideration	—	—	—	—	—	—
Gain on sale of business and related costs	—	—	2,139	(72,685)	(70,546)	—
Non-GAAP operating income	13,206	11,166	17,269	19,142	60,783	112,780
Other(1)	1,648	947	3,255	3,331	9,181	12,685
Adjusted operating income results	$14,854	$12,113	$20,524	$22,473	$69,964	$125,465
(1)
“Other” comprises of bonus expense and the effect of non-ordinary course events determined by the Compensation Committee to be not within the annual operating plan used to set applicable performance targets under the Employee Incentive Plan.

2024 Proxy Statement	A-1

SCAN TO
VIEW MATERIALS & VOTE

FORMFACTOR, INC.
7005 SOUTHFRONT ROAD
LIVERMORE, CALIFORNIA 94551

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 16, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FORM2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 16, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V41946-P06617 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FORMFACTOR, INC.

The Board of Directors recommends you vote FOR each of the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Kevin Brewer	☐	☐	☐
1b. Rebeca Obregon-Jimenez	☐	☐	☐
1c. Sheri Rhodes	☐	☐	☐
1d. Michael D. Slessor	☐	☐	☐
1e. Thomas St. Dennis	☐	☐	☐
1f. Kelley Steven-Waiss	☐	☐	☐
1g. Jorge Titinger	☐	☐	☐
1h. Brian White	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Advisory approval of FormFactor's executive compensation.	☐	☐	☐
3. Ratification of the selection of KPMG LLP as FormFactor's independent registered public accounting firm for fiscal year 2024.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held On May 17, 2024:
The Form 10-K and Notice & Proxy Statement are available at www.proxyvote.com.

V41947-P06617

FORMFACTOR, INC.
Annual Meeting of Stockholders
May 17, 2024 3:00 P.M. PDT
Online at www.virtualshareholdermeeting.com/FORM2024
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Alan Chan, Vandana Chand and Shai Shahar, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FormFactor, Inc. that the stockholder(s) is/are entitled to vote at, and in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders to be held at 3:00 P.M. Pacific Daylight Time, on May 17, 2024, via live webcast at www.virtualshareholdermeeting.com/FORM2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the discretion of the proxies with respect to such other business as may properly come before the Annual Meeting.

Continued and to be signed on reverse side